File Nos. 33-12899
                                                                     811-5077


                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [X]

     Pre-Effective Amendment No.                                      [ ]


     Post-Effective Amendment No. 17                                  [X]



                                   and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [X]


     Amendment No. 17                                                [X]




                     (Check appropriate box or boxes.)

                 DREYFUS 100% U.S. TREASURY SHORT TERM FUND
             (Exact Name of Registrant as Specified in Charter)

          c/o The Dreyfus Corporation
          200 Park Avenue, New York, New York          10166
          (Address of Principal Executive Offices)     (Zip Code)


     Registrant's Telephone Number, including Area Code: (212) 922-6000

                            Mark N. Jacobs, Esq.
                              200 Park Avenue
                          New York, New York 10166
                  (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)


          immediately upon filing pursuant to paragraph (b)
     ----
      X   on May 1, 1997 pursuant to paragraph (b)
     ----
          60 days after filing pursuant to paragraph (a)(i)
     ----
          on     (date)      pursuant to paragraph (a)(i)
     ----
          75 days after filing pursuant to paragraph (a)(ii)
     ----
          on     (date)      pursuant to paragraph (a)(ii) of Rule 485
     ----


If appropriate, check the following box:

               this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
     ----


     Registrant has registered an indefinite number of shares of its beneficial interest under the Securities Act of 1933 pursuant to
Section 24(f) of the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for the fiscal year ended December 31, 1996 was filed on February 27, 1997.


                 DREYFUS 100% U.S. TREASURY SHORT TERM FUND
               Cross-Reference Sheet Pursuant to Rule 495(a)

Items in
Part A of
Form N-1A     Caption                                       Page
_________     _______                                       ____


  1          Cover Page                                     Cover

  2          Synopsis                                         3

  3          Condensed Financial Information                  3

  4          General Description of Registrant                7

  5          Management of the Fund                           8

  5(a)       Management's Discussion of Fund's Performance    *

  6          Capital Stock and Other Securities               19

  7          Purchase of Securities Being Offered             9

  8          Redemption or Repurchase                         15

  9          Pending Legal Proceedings                        *


Items in
Part B of
Form N-1A
---------


  10         Cover Page                                        Cover

  11         Table of Contents                                 Cover

  12         General Information and History                   *

  13         Investment Objectives and Policies                B-2

  14          Management of the Fund                           B-4

  15          Control Persons and Principal                    B-8
              Holders of Securities

  16          Investment Advisory and Other                    B-8
              Services


_____________________________________
NOTE:  * Omitted since answer is negative or inapplicable.

                 DREYFUS 100% U.S. TREASURY SHORT TERM FUND
         Cross-Reference Sheet Pursuant to Rule 495(a) (continued)


Items in
Part B of
Form N-1A     Caption                                        Page
_________     _______                                        _____


  17          Brokerage Allocation                           B-19

  18          Capital Stock and Other Securities             B-22

  19          Purchase, Redemption and Pricing               B-12, B-13, *
              of Securities Being Offered

  20          Tax Status                                     *

  21          Underwriters                                   B-12

  22          Calculations of Performance Data               B-20

  23          Financial Statements                           B-32



Items in
Part C of
Form N-1A
_________


  24          Financial Statements and Exhibits              C-1

  25          Persons Controlled by or Under                 C-3
              Common Control with Registrant

  26          Number of Holders of Securities                C-3

  27          Indemnification                                C-3

  28          Business and Other Connections of              C-4
              Investment Adviser

  29          Principal Underwriters                         C-9

  30          Location of Accounts and Records               C-12

  31          Management Services                            C-12

  32          Undertakings                                   C-12


_____________________________________
NOTE:  * Omitted since answer is negative or inapplicable.




                            FOR USE BY BANKS ONLY
                                                                   May 1, 1997
                      DREYFUS 100% U.S. TREASURY FUNDS
                Dreyfus 100% U.S. Treasury Money Market Fund
                 Dreyfus 100% U.S. Treasury Short Term Fund
             Dreyfus 100% U.S. Treasury Intermediate Term Fund
                 Dreyfus 100% U.S. Treasury Long Term Fund
                     Supplement to Combined Prospectus
                             Dated May 1, 1997


        All mutual fund shares involve certain investment risks, including the possible loss of principal.
                                                             USTF/s050197BNK


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COMBINED PROSPECTUS                                                May 1, 1997
                       Dreyfus 100% U.S. Treasury Funds


------------------------------------------------------------------------------
          Each of Dreyfus 100% U.S. Treasury Money Market Fund, Dreyfus 100% U.S. Treasury Short Term Fund, Dreyfus 100% U.S. Treasury Intermediate Term Fund and Dreyfus 100% U.S. Treasury Long Term Fund (each, a "Fund" and collectively, the "Funds") is an open-end, diversified, management investment company known as a no-load mutual fund. Each Fund's investment objective is to provide you with as high a level of current income as is consistent with the preservation of capital and, for the money market fund only, with the maintenance of liquidity. Each Fund pursues its objective by investing in obligations of the U.S. Treasury that provide interest income exempt from state and local taxes in each state. The Funds differ in average portfolio maturity, which in turn affects their level of income and degree of share price fluctuation.
DREYFUS 100% U.S. TREASURY MONEY MARKET FUND (the "MONEY MARKET FUND") is a money market fund that seeks to maintain a stable share price of $1.00. AN INVESTMENT IN THE MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
DREYFUS 100% U.S. TREASURY SHORT TERM FUND (the "SHORT TERM FUND") seeks to provide you with a higher level of current income than the MONEY MARKET FUND, and greater price stability than the INTERMEDIATE TERM FUND. The dollar-weighted average maturity of its portfolio is expected to range between two and three years.
DREYFUS 100% U.S. TREASURY INTERMEDIATE TERM FUND (the "INTERMEDIATE TERM FUND") seeks to provide you with a higher level of current income than the SHORT TERM FUND, and greater price stability than the LONG TERM FUND. The dollar-weighted average maturity of its portfolio is expected to range between three and seven years.
DREYFUS 100% U.S. TREASURY LONG TERM FUND (the "LONG TERM FUND") seeks to provide you with a higher level of current income than the INTERMEDIATE TERM FUND. Its price per share should be expected to fluctuate more than the INTERMEDIATE TERM FUND'S price per share. The dollar-weighted average maturity of its portfolio is expected to exceed ten years.
          EACH FUND IS A SEPARATE MASSACHUSETTS BUSINESS TRUST WITH A
SEPARATE PORTFOLIO. THE OPERATIONS AND RESULTS OF ONE FUND ARE UNRELATED TO THOSE OF EACH OTHER FUND. THIS COMBINED PROSPECTUS HAS BEEN PREPARED FOR YOUR CONVENIENCE TO PROVIDE YOU THE OPPORTUNITY TO CONSIDER FOUR INVESTMENT
CHOICES IN ONE DOCUMENT.
          The Dreyfus Corporation professionally manages each Fund's portfolio.
          This Prospectus sets forth concisely information about each Fund that you should know before investing. It should be read and retained for future reference.


          The Statement of Additional Information, dated May 1, 1997, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some shareholders. It has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding each Fund. For a free copy of the Statement of Additional Information, write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call 1-800-645-6561. When telephoning, ask for Operator 144.


        Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. The net asset value of the Term Funds will fluctuate from time to time.
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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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(CONTINUED FROM PRIOR PAGE)
          You can invest, reinvest or redeem shares at any time without charge or penalty.
          Each Fund provides free redemption checks, which you can use in amounts of $500 or more for cash or to pay bills. You continue to earn income on the amount of the check until it clears. You can purchase or redeem shares by telephone using Dreyfus TELETRANSFER.

                      TABLE OF CONTENTS
                                                             Page


 Annual Fund Operating Expenses....................            3
 Condensed Financial Information...................            3
 Yield and Performance Information.................            6
 Description of the Funds..........................            7
 Management of the Funds...........................            8
 How to Buy Shares.................................            9
 Shareholder Services..............................            11
 How to Redeem Shares..............................            15
 Shareholder Services Plan.........................            17
 Dividends, Distributions and Taxes................            17
 General Information...............................            19
 Appendix..........................................            21


                                        Page 2


                       ANNUAL FUND OPERATING EXPENSES
               (as a percentage of average daily net assets)



                                                                             MONEY       SHORT     INTERM       LONG
                                                                            MARKET       TERM       TERM        TERM
                                                                             FUND        FUND       FUND        FUND
    Management Fees ...........................................              .50%        .33%*      .47%*       .41%*
    Other Expenses.............................................              .23%        .37%       .33%        .39%
    Total Fund Operating Expenses..............................              .73%        .70%*      .80%*       .80%*
*  After fee waiver.
Example:
    You would pay the following expenses on a $1,000 investment in each Fund, assuming (1) 5% annual return and (2) redemption at the end of each period:
                                                                             MONEY       SHORT     INTERM       LONG
                                                                            MARKET       TERM       TERM        TERM
                                                                             FUND        FUND       FUND        FUND
                                                1 YEAR                       $ 7         $ 7        $ 8         $ 8
                                                3 YEARS                      $23         $22        $26         $26
                                                5 YEARS                      $41         $39        $44         $44
                                                10 YEARS                     $91         $87        $99         $99



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          THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS
REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, EACH FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
------------------------------------------------------------------------------


          The purpose of the foregoing table is to assist you in understanding the costs and expenses borne by each Fund, the payment of which will reduce investors' annual return. The expenses noted above reflect an undertaking by The Dreyfus Corporation, in effect through the fiscal year ending December 31, 1997, that if Fund expenses, including the management fee, exceed .70% for the Short Term Fund, and .80% for the Intermediate Term Fund and Long Term Fund, of the value of the Fund's average net assets for the fiscal year, The Dreyfus Corporation may waive its management fee or bear certain other expenses to the extent of such excess expense. The expenses noted above, without reimbursement, would have been: Management Fees _ .60% for all TERM FUNDS and Total Operating Expenses -- .97% for the SHORT TERM FUND, .93% for the INTERMEDIATE TERM FUND and .99% for the LONG TERM FUND. You can purchase Fund shares without charge directly from the Funds' distributor; you may be charged a fee if you effect transactions in Fund shares through a securities dealer, bank or other financial institution. See "Management of the Funds," "How to Buy Shares" and "Shareholder Services Plan."


                       CONDENSED FINANCIAL INFORMATION
        The information in each of the following tables has been audited by Ernst & Young LLP, each Fund's independent auditors, whose reports thereon appear in the Statement of Additional Information. Further financial data and related notes are included in the Statement of Additional Information, available upon request.
                                        Page 3

                            FINANCIAL HIGHLIGHTS
        Contained below is per share operating performance data for a share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.




MONEY MARKET FUND
                                                                  YEAR ENDED DECEMBER 31,
                         --------------------------------------------------------------------------------------------------------
PER SHARE DATA:          1987(1)    1988     1989       1990       1991       1992       1993       1994        1995       1996
                          ------   ------   ------     ------     ------     ------     ------     ------      ------     ------
  Net asset value,
    beginning of year     $1.00    $1.00    $1.00      $1.00      $1.00      $1.00      $1.00      $1.00       $1.00      $1.00
                          ------   ------   ------     ------     ------     ------     ------     ------      ------     ------
  INVESTMENT OPERATIONS:
  Investment income -- net .047     .066     .079       .077       .060       .036       .025       .033        .051       .046
                          ------   ------   ------     ------     ------     ------     ------     ------      ------     ------
  DISTRIBUTIONS:
  Dividends from investment
    income _ net.......   (.047)   (.066)   (.079)     (.077)     (.060)     (.036)     (.025)     (.033)      (.051)     (.046)
                          ------   ------   ------     ------     ------     ------     ------     ------      ------     ------
  Net asset value,
    end of year           $1.00    $1.00    $1.00      $1.00      $1.00      $1.00      $1.00      $1.00       $1.00      $1.00
                          ======   ======   ======     ======     ======     ======     ======     ======      ======     ======
TOTAL INVESTMENT
  RETURN                6.31%(2)    6.85%    8.19%      7.93%      6.20%      3.64%      2.56%      3.38%       5.19%      4.67%
RATIOS / SUPPLEMENTAL DATA:
 Ratio of expenses to
   average net assets    .22%(2)     .25%     .73%       .09%       .14%       .35%       .65%       .71%        .69%       .73%
 Ratio of net investment
   income to average
   net assets           6.28%(2)    6.74%    7.94%      7.65%      5.86%      3.62%      2.53%      3.29%       5.09%      4.55%
 Decrease reflected in
   above expense ratios
   due to undertakings
   by The Dreyfus
   Corporation           .88%(2)     .57%     .16%       .60%       .50%       .27%       .02%       ._          ._         ._
 Net Assets, end of year
    (000's omitted)     $72,301 $132,263 $123,390 $1,159,309 $3,773,615 $3,025,041 $1,917,929 $1,430,739  $1,310,691 $1,286,854
(1) From March 27, 1987 (commencement of operations) to December 31, 1987.
(2) Annualized.






SHORT TERM FUND(1)
                                                                  YEAR ENDED DECEMBER 31,
                         --------------------------------------------------------------------------------------------------------
PER SHARE DATA:          1987(2)    1988     1989       1990       1991       1992       1993       1994        1995      1996
                          ------   ------   ------     ------     ------     ------     ------     ------      ------     ------
 Net asset value,
   beginning of year     $14.50   $15.03   $14.96     $15.62     $15.40     $16.18     $15.91     $15.75      $14.55     $15.14
                          ------   ------   ------     ------     ------     ------     ------     ------      ------     ------
 INVESTMENT OPERATIONS:
 Investment income -- net   .38     1.20     1.19       1.14       1.13       1.35       1.25       1.15        1.03        .90
 Net realized and
   unrealized gain (loss)
   on investments           .53     (.07)     .66       (.22)       .78       (.27)      (.16)     (1.20)        .59       (.32)
                          ------   ------   ------     ------     ------     ------     ------     ------      ------     ------
 TOTAL FROM INVESTMENT
   OPERATIONS               .91     1.13     1.85        .92       1.91       1.08       1.09       (.05)       1.62        .58
                          ------   ------   ------     ------     ------     ------     ------     ------      ------     ------
 DISTRIBUTIONS:
 Dividends from investment
   income _ net.......     (.38)   (1.20)   (1.19)     (1.14)     (1.13)     (1.35)     (1.25)     (1.15)      (1.03)      (.90)
                          ------   ------   ------     ------     ------     ------     ------     ------      ------     ------
 Net asset value,
   end of year           $15.03   $14.96   $15.62     $15.40     $16.18     $15.91     $15.75     $14.55      $15.14     $14.82
                          ======   ======   ======     ======     ======     ======     ======     ======      ======     ======
TOTAL INVESTMENT
   RETURN              20.12%(3)    7.89%   12.83%      6.24%     12.92%      7.01%      7.03%      (.33%)     11.38%      4.07%
RATIOS / SUPPLEMENTAL DATA:
 Ratio of expenses to
   average net assets       .--      .--      .--        .--        .--        .03%       .11%       .35%        .65%       .70%
 Ratio of net investment
   income to average
   net assets           8.15%(3)    7.75%    7.84%      7.50%      8.60%      8.34%      7.82%      7.61%       6.90%      6.04%
 Decrease reflected in
   above expense ratios
   due to undertakings by
   The Dreyfus Corporation
   (limited to the expense
   limitation provision
   of the management
   agreement)           1.50%(3)    1.50%    1.50%      1.50%      1.50%      1.09%       .85%       .59%        .29%       .27%
 Portfolio Turnover Rate    .--      .--       --         --      59.59%    137.93%    322.62%    499.11%     480.44%    539.38%
 Net Assets, end of year
   (000's omitted)..       $161     $368     $258       $239    $29,183   $144,058   $188,300   $172,556    $188,726   $187,826
(1) On October 1, 1991, the Fund's investment objective and certain of its fundamental policies and investment restrictions were changed. See "Information About the Funds" in the Statement of Additional Information.
(2) From September 10, 1987 (commencement of operations) to December 31, 1987.
(3) Annualized.


                                        Page 4



INTERMEDIATE TERM FUND(1)
                                                                  YEAR ENDED DECEMBER 31,
                         --------------------------------------------------------------------------------------------------------
PER SHARE DATA:          1987(2)    1988     1989       1990       1991       1992       1993       1994       1995        1996
                          ------   ------   ------     ------     ------     ------     ------     ------      ------     ------
  Net asset value,
    beginning of year    $13.50   $12.66   $12.22     $12.59     $12.48     $13.22     $13.12     $13.60      $12.16     $13.13
                          ------   ------   ------     ------     ------     ------     ------     ------      ------     ------
  INVESTMENT OPERATIONS:
  Investment
    income -- net           .99     1.16     1.14       1.13       1.06       1.00        .95        .91         .89        .82
  Net realized and
    unrealized gain(loss)
    on investments..       (.84)    (.44)     .37       (.11)       .74       (.10)       .48      (1.44)        .97       (.44)
                          ------   ------   ------     ------     ------     ------     ------     ------      ------     ------
  TOTAL FROM INVESTMENT
    OPERATIONS.......       .15      .72     1.51       1.02       1.80        .90       1.43       (.53)       1.86        .38
                          ------   ------   ------     ------     ------     ------     ------     ------      ------     ------
  DISTRIBUTIONS:
  Dividends from
     investment
     income _ net          (.99)   (1.16)   (1.14)     (1.13)     (1.06)     (1.00)      (.95)      (.91)       (.89)      (.82)
                          ------   ------   ------     ------     ------     ------     ------     ------      ------     ------
  Net asset value,
    end of year          $12.66   $12.22   $12.59     $12.48     $13.22     $13.12     $13.60     $12.16      $13.13    $12.69
                          ======   ======   ======     ======     ======     ======     ======     ======      ======     ======
TOTAL INVESTMENT
    RETURN....          1.62%(3)    5.80%   12.87%      8.60%     15.23%      7.17%     11.05%     (3.97%)     15.77%      3.08%
RATIOS / SUPPLEMENTAL DATA:
  Ratio of expenses
    to average net assets    ._      .47%     .80%       .80%       .62%       .52%       .73%       .89%        .84%       .80%
  Ratio of net investment
    income to average
    net assets..        9.93%(3)    9.18%    9.16%      9.15%      8.44%      7.68%      6.92%      7.15%       7.02%      6.41%
  Decrease reflected in
    above expense ratios
    due to undertakings
    by The Dreyfus
    Corporation (limited
    to the expense
    limitation provision
    of the management
    agreement)..        1.36%(3)     .74%     .34%       .20%       .33%       .38%       .13%       ._          .02%       .13%
  Portfolio Turnover
    Rate..              4.82%(4)   20.54%    5.59%      4.43%     21.78%    115.78%    333.76%    696.65%     492.76%    728.01%
  Net Assets, end of year
    (000's omitted)     $40,725  $62,025  $60,960    $71,232   $183,288   $231,094   $254,278   $185,261    $196,970   $192,296
(1) On October 24, 1991, the Fund's investment objective and certain of its fundamental policies and investment restrictions were changed. See
"Information About the Funds" in the Statement of Additional Information.
(2) From March 27, 1987 (commencement of operations) to December 31, 1987.
(3) Annualized.
(4) Not annualized.






LONG TERM FUND(1)
                                                                  YEAR ENDED DECEMBER 31,
                         --------------------------------------------------------------------------------------------------------
PER SHARE DATA:          1987(2)    1988     1989       1990       1991       1992       1993       1994        1995       1996
                          ------   ------   ------     ------     ------     ------     ------     ------      ------     ------
  Net asset value,
    beginning of year    $14.50   $12.89   $12.74     $13.56     $13.26     $14.42     $14.37     $15.68      $13.26     $15.51
                          ------   ------   ------     ------     ------     ------     ------     ------      ------     ------
  INVESTMENT OPERATIONS:
  Investment
    income -- net.          .95     1.17     1.17       1.17       1.14       1.08       1.03       1.01         .96        .98
  Net realized and
    unrealized gain (loss)
    on investments..      (1.61)    (.15)     .82       (.30)      1.16       (.05)      1.31      (2.42)       2.25       (.89)
                          ------   ------   ------     ------     ------     ------     ------     ------      ------     ------
  TOTAL FROM INVESTMENT
    OPERATIONS             (.66)    1.02     1.99        .87       2.30       1.03       2.34      (1.41)       3.21        .09
                          ------   ------   ------     ------     ------     ------     ------     ------      ------     ------
  DISTRIBUTIONS:
  Dividends from
    investment
    income _ net           (.95)   (1.17)   (1.17)     (1.17)     (1.14)     (1.08)     (1.03)     (1.01)       (.96)      (.99)
                          ------   ------   ------     ------     ------     ------     ------     ------      ------     ------
  Net asset value,
    end of year          $12.89   $12.74   $13.56     $13.26     $14.42     $14.37     $15.68     $13.26      $15.51     $14.61
                          ======   ======   ======     ======     ======     ======     ======     ======      ======     ======
TOTAL INVESTMENT
    RETURN.           (5.81)%(3)    8.18%   16.22%      7.02%     18.28%      7.55%     16.59%     (9.18%)     24.91%       .87%
RATIOS / SUPPLEMENTAL DATA:
  Ratio of expenses
    to average net assets   ._       ._       ._         ._         .25%       .56%       .78%       .98%        .87%       .80%
  Ratio of net investment
    income to average
    net assets..        9.49%(3)    9.04%    8.79%      9.05%      8.34%      7.63%      6.65%      7.08%       6.69%      6.74%
  Decrease reflected
    in above expense ratios
    due to undertakings by
    The Dreyfus
    Corporation         1.50%(3)    1.50%    1.50%      1.28%       .72%       .39%       .09%       ._          .05%       .19%
  Portfolio Turnover
    Rate..              1.58%(4)   19.21%   40.08%     30.68%     21.01%     97.46%    420.68%  1,213.04%     634.38%    765.13%
  Net Assets, end of year
    (000's omitted)      $6,334   $9,760  $24,242    $42,525   $217,422   $238,839   $215,157   $123,403.   $146,445   $135,368
(1) On October 24, 1991, the Fund's investment objective and certain of its fundamental policies and investment restrictions were changed. See
"Information About the Funds" in the Statement of Additional Information.
(2) From March 27, 1987 (commencement of operations) to December 31, 1987.
(3) Annualized.
(4) Not annualized.



                                        Page 5

        Further information about each Fund's performance is contained in such Fund's annual report, which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.
                   YIELD AND PERFORMANCE INFORMATION
MONEY MARKET FUND -- From time to time, the MONEY MARKET FUND advertises its yield and effective yield. Both yield figures are based on historical earnings and are not intended to indicate future performance. It can be expected that these yields will fluctuate substantially. The yield of the MONEY MARKET FUND refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The Fund's yield and effective yield may reflect absorbed expenses pursuant to any undertakings that may be in effect. See "Management of the Funds."
          Tax equivalent yield is calculated by determining the pre-tax yield which, after being taxed at a stated rate, would be equivalent to a stated current yield as described above.
          Yield information is useful in reviewing the MONEY MARKET FUND'S performance, but because yields will fluctuate, under certain conditions such information may not provide a basis for comparison with domestic bank deposits, other investments which pay a fixed yield for a stated period of time, or other investment companies which may use a different method of computing yield.
SHORT TERM, INTERMEDIATE TERM AND LONG TERM FUNDS -- For purposes of advertising, performance of the SHORT TERM FUND, INTERMEDIATE TERM FUND and LONG TERM FUND (collectively, the "TERM FUNDS") may be calculated on several bases, including current yield, tax equivalent yield, average annual total return and/or total return.
          Current yield of a TERM FUND refers to that Fund's annualized net investment income per share over a 30-day period, expressed as a percentage of the net asset value per share at the end of the period. For purposes of calculating current yield, the amount of net investment income per share during that 30-day period, computed in accordance with regulatory requirements, is compounded by assuming it is reinvested at a constant rate over a six-month period. An identical result is then assumed to have occurred during a second six-month period which, when added to the result for the first six months, provides an "annualized" yield for an entire one-year period. Calculations of each TERM FUND'S current yield may reflect absorbed expenses pursuant to any undertakings that may be in effect. See "Management of the Funds."
          Tax equivalent yield is calculated by determining the pre-tax yield which, after being taxed at a stated rate, would be equivalent to a stated current yield calculated as described above.


          Average annual total return for each TERM FUND is calculated pursuant to a standardized formula which assumes that an investment in a TERM FUND was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of each TERM FUND'S performance will include such TERM FUND'S average annual total return for one, five and ten year periods, or for shorter time periods depending upon the length of time such TERM FUND has operated.


                                   Page 6

          Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.
ALL FUNDS -- Performance will vary from time to time and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.


          Comparative performance information may be used from time to time in advertising or marketing a Fund's shares, including data from Lipper Analytical Services, Inc., Bank Rate Monitortrademark, N. Palm Beach, Fla. 33408, IBC's Money Fund Reporttrade mark, CDA Investment Technologies, Inc., Wiesenberger Investment Companies Services, Moody's Bond Survey Bond Index, Morningstar, Inc. and other industry publications.


                         DESCRIPTION OF THE FUNDS
INVESTMENT OBJECTIVE
          Each Fund's investment objective is to provide you with as high a level of current income as is consistent with the preservation of capital and, for the MONEY MARKET FUND only, with the maintenance of liquidity. It cannot be changed, as to a Fund, without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of such Fund's outstanding voting shares. There can be no assurance that a Fund's investment objective will be achieved.
MANAGEMENT POLICIES
          Each Fund invests only in U.S. Treasury securities the interest from which would not subject shareholders to state or local income tax. Each Fund passes through to you state and local income tax exemptions afforded to owners of such U.S. Treasury securities in each state. Such interest income, however, will not be exempt from Federal tax. Furthermore, capital gains realized by a Fund will not be exempt from Federal taxes or, generally, from state and local taxes. U.S. Treasury securities differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities greater than ten years. Under normal market conditions, the dollar-weighted average maturity of the SHORT TERM FUND'S portfolio is expected to range between two and three years; the dollar-weighted average maturity of the INTERMEDIATE TERM FUND'S portfolio is expected to range between three and seven years; and the dollar-weighted average maturity of the LONG TERM FUND'S portfolio is expected to be greater than ten years. For defensive purposes in an effort to preserve capital during periods of rapidly changing interest rates, each TERM FUND'S assets may be invested temporarily so that its dollar-weighted average portfolio maturity may be less than that stated above. See "Appendix -- Investment Techniques."


          The MONEY MARKET FUND seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. To do so, the MONEY MARKET FUND uses the amortized cost method of valuing its securities pursuant to Rule 2a-7 under the 1940 Act, which Rule includes various maturity, quality and diversification requirements, certain of which are summarized as follows. In accordance with Rule 2a-7, the MONEY MARKET FUND will maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only
                                   Page 7

instruments having remaining maturities of 13 months or less and invest only in U.S. dollar denominated securities. For further information regarding the amortized cost method of valuing securities, see "Determination of Net Asset Value" in the Statement of Additional Information. There can be no assurance that the MONEY MARKET FUND will be able to maintain a stable net asset value of $1.00 per share.


INVESTMENT CONSIDERATIONS AND RISKS
          The value of the portfolio securities held by a Fund will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its cost. In either instance, if the security was purchased at face value and held to maturity, no gain or loss would be realized.
          Each TERM FUND may attempt to increase yield by trading to take advantage of short-term market variations. This policy is expected to result in high portfolio turnover but should not adversely affect the Fund since the TERM FUNDS usually pay no brokerage commissions when they purchase portfolio securities.
          The MONEY MARKET FUND seeks to maintain a stable net asset value of $1.00 per share, while the net asset value per share of each TERM FUND generally will not be stable and should fluctuate based on changes in the value of its portfolio securities. The SHORT TERM FUND'S price per share should fluctuate less than that of the INTERMEDIATE TERM FUND which should fluctuate less than that of the LONG TERM FUND.
                          MANAGEMENT OF THE FUNDS


INVESTMENT ADVISER -- The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as each Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of March 31, 1997, The Dreyfus Corporation managed or administered approximately $82 billion in assets for approximately 1.7 million shareholder accounts nationwide.


          The Dreyfus Corporation supervises and assists in the overall management of each Fund's affairs under a separate Management Agreement with each Fund, subject to the authority of the Fund's Board in accordance with Massachusetts law. The primary portfolio manager of each TERM FUND is Gerald Thunelius. He has held that position since 1991, and has been employed by The Dreyfus Corporation since 1989. The Funds' other portfolio managers are identified in the Statement of Additional Information. The Dreyfus Corporation also provides research services for the Funds and for other funds advised by The Dreyfus Corporation through a professional staff of portfolio managers and securities analysts.


          Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $233 billion in assets as of December 31, 1996, including approximately $86 billion in proprietary mutual fund assets. As of December 31, 1996, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $1.046 trillion in assets including approximately $57 billion in mutual fund assets.



          For the fiscal year ended December 31, 1996, the MONEY MARKET FUND paid The Dreyfus Corporation a monthly management fee at the annual rate of
 .50% of the value of its average daily net
                                   Page 8

assets. For the fiscal year ended December 31, 1996, the Short Term Fund, INTERMEDIATE TERM FUND and LONG TERM FUND, which have each agreed to pay The Dreyfus Corporation a monthly management fee at the annual rate of .60% of the value of its average daily net assets, paid The Dreyfus Corporation a monthly management fee at the effective annual rate of .33%, .47% and .41%, respectively, of the value of its average daily net assets, pursuant to undertakings by The Dreyfus Corporation.



          From time to time, The Dreyfus Corporation may waive receipt of its fee and/or voluntarily assume certain expenses of a Fund, which would have the effect of lowering that Fund's expense ratio and increasing yield to investors. A Fund will not pay The Dreyfus Corporation at a later time for any amounts it may waive, nor will a Fund reimburse The Dreyfus Corporation for any amounts it may assume.



          In allocating brokerage transactions, The Dreyfus Corporation seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, The Dreyfus Corporation may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administered by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the State ment of Additional Information.


          The Dreyfus Corporation may pay the Funds' distributor for shareholder services from The Dreyfus Corporation's own assets, including past profits but not including the management fee paid by the Funds. The Funds' distributor may use part or all of such payments to pay securities dealers, banks or other financial institutions in respect of these services.


DISTRIBUTOR -- Each Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.


TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN -- Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Transfer and Dividend Disbursing Agent (the "Transfer Agent") for each Fund. The Bank of New York, 90 Washington Street, New York, New York 10286, is the Custodian for the MONEY MARKET FUND. Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, is the Custodian for each TERM FUND.

                              HOW TO BUY SHARES
          Fund shares are sold without a sales charge. You may be charged a fee if you effect transactions in shares of a Fund through a securities dealer, bank or other financial institution. Share certificates are issued only upon your written request. No certificates are issued for fractional shares. Each Fund reserves the right to reject any purchase order.


          The minimum initial investment for each Fund is $2,500, or $1,000 if you are a client of a securities dealer, bank or other financial institution which maintains an omnibus account in the Fund and has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. The initial investment must be accompanied by the Account Application. For full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries, directors of The Dreyfus Corporation, Board members of a fund advised by The Dreyfus Corporation, including members of each Fund's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund accounts, the minimum initial investment is $50. Each Fund reserves the right to offer Fund shares
                                   Page 9

without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to such Fund. Each Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time. Fund shares also are offered without regard to the minimum initial investment requirements through Dreyfus-AUTOMATIC Asset BuilderRegistration Mark, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.


          You may purchase Fund shares by check or wire, or through the Dreyfus TELETRANSFER Privilege described below. Checks should be made payable to "The Dreyfus Family of Funds." Payments to open new accounts which are mailed should be sent to The Dreyfus Family of Funds, P.O. Box 9387, Providence, Rhode Island 02940-9387, together with your Account Application. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed and sent to The Dreyfus
Family of Funds, P.O. Box 105, Newark, New Jersey 07101-0105. Neither initial nor subsequent investments should be made by third party check. Purchase orders may be delivered in person only to a Dreyfus Financial Center. THESE ORDERS WILL BE FORWARDED TO THE RELEVANT FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information."
          Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York (DDA #8900119497/Dreyfus 100%
U.S. Treasury Money Market Fund; or DDA #8900119543/Dreyfus 100% U.S. Treasury Short Term Fund; or DDA #8900119500/Dreyfus 100% U.S. Treasury Intermediate Term Fund; or DDA #8900119519/Dreyfus 100% U.S. Treasury Long Term Fund) for purchase of Fund shares in your name. The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, please call 1-800-645-6561 after completing your wire payment to obtain your Fund account number. Please include your Fund account number on the Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. Each Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.
          Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. You must direct the institution to transmit immediately available funds through the Automated Clearing House to The Bank of New York with instructions to credit your Fund account. The instructions must specify your Fund account registration and your Fund account number PRECEDED BY THE DIGITS "1111."
          Fund shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form is received by the Transfer Agent or other agent. Net asset value per share is deter-
                                   Page 10

mined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day the New York Stock Exchange is open for business. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of its shares outstanding. Each TERM FUND'S portfolio securities are valued at the average of the most recent bid and asked prices. Expenses and fees of each Fund, including the management fee (reduced by the expense limitation, if any), are accrued daily and taken into account for the purpose of determining such Fund's net asset value.
          For certain institutions that have entered into agreements with the Distributor, payment for the purchase of TERM FUND shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.
          The Distributor may pay dealers a fee of up to .5% of the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where
(i)the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs, or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds $1,000,000 ("Eligible Benefit Plans"). Shares of funds in the Dreyfus Family of Funds then held by Eligible Benefit Plans will be aggregated to determine the fee payable. The Distributor reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.
          Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").
DREYFUS TELETRANSFER PRIVILEGE -- You may purchase shares (minimum $500, maximum $150,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. Each Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.


          If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER purchase of shares by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452.


                            SHAREHOLDER SERVICES
FUND EXCHANGES -- You may purchase, in exchange for shares of a Fund, shares of certain other funds managed or administered by The Dreyfus Corporation, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives that may be of interest to you. Exchanges may be made among the Funds offered by this Prospectus as well. If you desire to use this service, please call 1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use.
                                   Page 11


          To request an exchange, you must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. Except in the case of personal retirement plans, the shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable "No"box on the Account Application, indicating that you specifically refuse this Privilege. The Telephone Exchange Privilege may be established for an existing account by written request signed by all shareholders on the account, by a separate signed Shareholder Services Form, available by calling 1-800-645-6561, or by oral request from any of the authorized signatories on the account by calling 1-800-645-6561. If you have established the Telephone Exchange Privilege, you may telephone exchange instructions (including over The Dreyfus TouchRegistration Mark automated telephone system) by calling 1-800-645-6561. If you are calling from overseas, call 516-794-5452. See "How to Redeem Shares -- Procedures." Upon an exchange into a new account, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Telephone Exchange Privilege, Check Redemption Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, Dreyfus TELETRANSFER Privilege and the dividend/capital gain distribution option (except for Dreyfus Dividend Sweep) selected by the investor.



          Shares will be exchanged at the next determined net asset value; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. If you are exchanging into a fund that charges a sales load, you may qualify for share prices which do not include a sales load or which reflect a reduced sales load, if the shares you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange you must notify the Transfer Agent. Any such qualification is subject to confirmation of the holdings through a check of appropriate records. See "Shareholder Services" in the Statement of Additional Information. No fees currently are charged shareholders directly in connection with exchanges, although each Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission. Each Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated at any time upon notice to shareholders. See "Dividends, Distributions and Taxes."



DREYFUS AUTO-EXCHANGE PRIVILEGE -- Dreyfus Auto-Exchange Privilege enables you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of a Fund, in shares of certain other funds in the Dreyfus Family of Funds of which you are a shareholder. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth of the month according to the schedule you have selected. Shares will be exchanged at the then-current net asset value; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. See "Shareholder Services" in the Statement of Additional Information. The right to exercise this Privilege may be modified or cancelled by your Fund or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any
                                   Page 12

time by mailing written notification to The Dreyfus Family of Funds, P.O.
Box 9671, Providence, Rhode Island 02940-9671. Each Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. For more information concerning this Privilege and the funds in the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain a Dreyfus Auto-Exchange Authorization Form, please call toll free 1-800-645-6561. See "Dividends, Distributions and Taxes."


DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark -- Dreyfus-Automatic Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. At your option, the bank account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. To establish a Dreyfus-Automatic Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-645-6561. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, and the notification will be effective three business days following receipt. Each Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE -- Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. To enroll in Dreyfus Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained by calling 1-800-645-6561. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency. Further, your Fund may terminate your participation upon 30 days' notice to you.
DREYFUS PAYROLL SAVINGS PLAN -- Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the Automated Clearing House system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. Your employer must complete the reverse side of the form and return it to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. You may obtain the necessary authorization form by calling 1-800-645-6561. You may change the amount of purchase or cancel the authorization only by written notification to your employer. It is the sole responsibility of your employer, not the Distributor, The Dreyfus Corporation, the Fund, the Transfer Agent or any other person, to arrange for transactions under the Dreyfus Payroll Savings Plan. Each Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.


DREYFUS STEP PROGRAM _ Dreyfus Step Program enables you to purchase Fund shares without regard to the Fund's minimum initial investment requirements through Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus
                                   Page 13

Step Program account, you must supply the necessary information on the Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. You may terminate your participation in this Program at any time by discontinuing your participation in Dreyfus-AUTOMATIC Asset BuilderRegistration Mark, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). Each Fund may modify or terminate this Program at any time. Investors who wish to purchase Fund shares through the Dreyfus Step Program in conjunction with a Dreyfus-sponsored retirement plan may do so only for IRAs, SEP-IRAs and IRA "Rollover Accounts."


DREYFUS DIVIDEND OPTIONS -- Dreyfus Dividend Sweep enables you to invest automatically dividends or dividends and capital gain distributions, if any, paid by a Fund in shares of another fund in the Dreyfus Family of Funds of which you are a shareholder. Shares of the other fund will be purchased at the then-current net asset value; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load. If you are investing in a fund that charges a contingent deferred sales charge, the shares purchased will be subject on redemption to the contingent deferred sales charge, if any, applicable to the purchased shares. See "Shareholder Services" in the Statement of Additional Information. Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Banks may charge a fee for this service.
          For more information concerning these privileges or to request a Dividend Options Form, please call toll free 1-800-645-6561. You may cancel these privileges by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. Enrollment in or cancellation of these privileges is effective three business days following receipt. These privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dreyfus Dividend Sweep. The Funds may modify or terminate these privileges at any time or charge a service fee. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for Dreyfus Dividend Sweep.
AUTOMATIC WITHDRAWAL PLAN -- The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. An application for the Automatic Withdrawal Plan can be obtained by calling 1-800-645-6561. The Automatic Withdrawal Plan may be ended at any time by you, your Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.
RETIREMENT PLANS -- Each Fund offers a variety of pension and profit-sharing plans, including Keogh Plans, IRAs, SEP-IRAs, IRA "Rollover Accounts," 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available. You can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; or for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.
                                   Page 14

                             HOW TO REDEEM SHARES
GENERAL
        You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, your Fund will redeem the shares at the next determined net asset value.


          No Fund imposes a charge when shares are redeemed. Securities dealers, banks or other financial institutions may charge their clients a fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the respective Fund's then-current net asset value.



          Each Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK, BY DREYFUS TELETRANSFER PRIVILEGE OR THROUGH DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK, DREYFUS TELETRANSFER PURCHASE OR DREYFUS-AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, NO FUND WILL HONOR REDEMPTION CHECKS UNDER THE CHECK REDEMPTION PRIVILEGE, AND THE FUNDS WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE OR PURSUANT TO THE DREYFUS TELETRANSFER PRIVILEGE, FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK, THE DREYFUS TELETRANSFER PURCHASE OR THE DREYFUS-AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.


          Each Fund reserves the right to redeem your account at its option upon not less than 30 days' written notice if your account's net asset value is $500 or less and remains so during the notice period.
PROCEDURES


        You may redeem Fund shares by using the regular redemption procedure through the Transfer Agent, or, if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent, through the Check Redemption Privilege, the Wire Redemption Privilege, the Telephone Redemption Privilege, or the Dreyfus TELETRANSFER Privilege. Each Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities. The Fund reserves the right to refuse any request made by wire or telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate any redemption Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for the Check Redemption, Wire Redemption, Telephone Redemption or Dreyfus TELETRANSFER Privilege.


                                   Page 15


          You may redeem shares by telephone if you have checked the appropriate box on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select a telephone redemption privilege or telephone exchange privilege (which is granted automatically unless you refuse it), you authorize the Transfer Agent to act on telephone instructions (including over The Dreyfus TouchRegistration Mark automated telephone system) from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine. Each Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if the Transfer Agent does not follow such procedures, such Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.


          During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, each TERM FUND'S net asset value may fluctuate. REGULAR REDEMPTION -- Under the regular redemption procedure, you may redeem shares by written request mailed to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. Redemption requests may be delivered in person only to a Dreyfus Financial Center. THESE REQUESTS WILL BE FORWARDED TO THE RELEVANT FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information." Redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agent Medallion Program ("STAMP"), and the Stock Exchanges Medallion Program. If you have any questions with respect to signature-guarantees, please call one of the telephone numbers listed under "General Information."
          Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.


CHECK REDEMPTION PRIVILEGE -- You may write Redemption Checks drawn on your Fund account. Redemption Checks may be made payable to the order of any person in the amount of $500 or more. Potential fluctuations in the net asset value of the shares of the TERM FUNDS should be considered in determining the amount of the check. Redemption Checks should not be used to close an account. Redemption Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Redemption Check upon your request or if the Transfer Agent cannot honor the Redemption Check due to insufficient funds or other valid reason. You should date your Redemption Checks with the current date when you write them. Please do not postdate your Redemption Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the check, all postdated Redemption Checks which are dated within six months of presentment for payment, if they are otherwise in good order. For the TERM FUNDS only, this Privilege will be terminated immediately, without notice, with respect to any account which is, or becomes, subject to backup withholding on redemp-
                                   Page 16

tions (see "Dividends, Distributions and Taxes"). Any Redemption Check written on an account which has become subject to backup withholding on redemptions will not be honored by the Transfer Agent. If you hold shares in a Dreyfus-sponsored IRA account, you may be permitted to make withdrawals from your IRA account using checks furnished to you by The Dreyfus Trust Company.


WIRE REDEMPTION PRIVILEGE -- You may request by wire or telephone that redemption proceeds (minimum $1,000) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. You also may direct that redemption proceeds be paid by check (maximum $150,000 per day) made out to the owners of record and mailed to your address. Redemption proceeds of less than $1,000 will be paid automatically by check. Holders of jointly registered Fund or bank accounts may have redemption proceeds of not more than $250,000 wired within any 30-day period. You may telephone redemption requests by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. The Statement of Additional Information sets forth instructions for transmitting redemption requests by wire.
TELEPHONE REDEMPTION PRIVILEGE -- You may request by telephone that redemption proceeds (maximum $150,000 per day) be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. DREYFUS TELETRANSFER PRIVILEGE -- You may request by telephone that redemption proceeds (minimum $500 per day) be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be designated. Redemption proceeds will be on deposit in your account at an Automated Clearing House member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000 per day) and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TELETRANSFER Privilege for transfer to their bank account not more than $250,000 within any 30-day period.
          If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER redemption of shares by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452.
                         SHAREHOLDER SERVICES PLAN
          Each Fund has adopted a Shareholder Services Plan pursuant to which the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of The Dreyfus Corporation, an amount not to exceed an annual rate of .25 of 1% of the value of its average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.
                    DIVIDENDS, DISTRIBUTIONS AND TAXES
          Each Fund ordinarily declares dividends from its net investment income on each day the New York Stock Exchange is open for business. Each Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the following business day. Dividends usually are paid on the last business day of each month, and are automatically reinvested in additional Fund shares at net asset value or, at your option, paid in cash. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed
                                   Page 17

all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption. Distributions from net realized securities gains, if any, generally are declared and paid once a year, but a Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. No Fund will make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. You may choose whether to receive distributions in cash or to reinvest in additional shares at net asset value. All expenses are accrued daily and deducted before declaration of dividends to investors.
          Each Fund intends to invest only in U.S. Treasury securities that provide interest income exempt from state and local income taxes. Dividends derived from net investment income attributable to interest from direct obligations of the United States and paid by each Fund to an individual shareholder currently are not subject to state personal income tax. Dividends derived from net investment income attributable to interest from other securities may be subject to state personal income tax. Dividends paid by each Fund may be subject to state and local corporate income and/or franchise taxes. In certain jurisdictions, shareholders of each Fund may be subject to state and/or local taxes with respect to ownership of Fund shares or distributions from each Fund. Investors also should be aware that state and/or local taxes other than those described above may be imposed on dividends, distributions or shares of each Fund.
          Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by a Fund are taxable as ordinary income for Federal income tax purposes whether or not reinvested. No dividend paid by a Fund will qualify for the dividends received deduction allowable to certain U.S. corporations. Distributions from net realized long-term securities gains of each Fund, if any, generally are taxable as long-term capital gains for Federal income tax purposes if the beneficial holder of the Fund shares is a citizen or resident of the United States, regardless of how long the shareholder has held shares in such Fund and whether such distributions are received in cash or reinvested in Fund shares. The Code provides that the net capital gains of an individual generally will not be subject to Federal income tax at a rate in excess of 28%.
          Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by a Fund to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefits of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by a Fund to a foreign investor, as well as the proceeds of any redemptions from a foreign investor's account, regardless of the extent to which gain or loss may be realized, will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.
          Each Fund intends to provide its shareholders with an annual statement which sets forth the percentage of dividends and distributions paid by the Fund that is attributable to interest income exempt from state and local income taxes. You also will receive periodic summaries of your account which will include information as to dividends and distributions from securities gains, if any, paid during the year.
          The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.
                                   Page 18

          Federal regulations generally require each Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net realized securities gains of the Fund and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify a Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.
          A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.


          Management of each Fund believes that the Fund has qualified for the fiscal year ended December 31, 1996 as a "regulated investment company" under the Code. Each Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. Such qualification relieves the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. Each Fund is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gain.


          You should consult your tax adviser regarding questions as to Federal, state or local taxes.
                              GENERAL INFORMATION
          Each Fund was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated May 14, 1993. Each Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. Each share has one vote.
          On December 31, 1993, all of the assets and liabilities of each Fund's corresponding predecessor fund _ namely, Dreyfus 100% U.S. Treasury Money Market Fund, L.P., Dreyfus 100% U.S. Treasury Short Term Fund, L.P., Dreyfus 100% U.S. Treasury Intermediate Term Fund, L.P. and Dreyfus 100% U.S. Treasury Long Term Fund, L.P. (each, a "Partnership") _ were transferred to the relevant Fund in exchange for shares of beneficial interest of such Fund pursuant to a proposal approved at a Meeting of Partners of each Partnership held on December 29, 1993.


          Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund of which they are shareholders. However, each Trust Agreement disclaims shareholder liability for acts or obligations of the relevant Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Board member. Each Trust Agreement provides for indemnification from the respective Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by a Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of such Fund. Each Fund intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund. As discussed under "Management of the Funds" in the
                                   Page 19

Statement of Additional Information, each Fund ordinarily will not hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove Board members.


          Although each Fund is offering only its own shares, it is possible that a Fund might become liable for any misstatement in this Prospectus about another Fund. Each Fund's Board has considered this factor in approving the use of this single combined Prospectus.
          The Transfer Agent maintains a record of your ownership and sends confirmations and statements of account. Each Fund sends annual and semi-annual financial statements to all its shareholders.
          Shareholder inquiries may be made by writing to the Funds at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free 1-800-645-6561. In New York City, call 1-718-895-1206; outside the U.S. and Canada, call 516-794-5452.
                                   Page 20

                                   APPENDIX
INVESTMENT TECHNIQUES
BORROWING MONEY -- Each TERM FUND is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 331/3% of the value of its total assets. Each TERM FUND, however, and the MONEY MARKET FUND currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of a Fund's total assets, such Fund will not make any additional investments.
CERTAIN PORTFOLIO SECURITIES


U.S. TREASURY SECURITIES -- The INTERMEDIATE TERM FUND and LONG TERM FUND may invest in U.S Treasury securities that include Treasury Inflation-Protection Securities ("TIPS"), which are newly created securities issued by the U.S. Treasury designed to provide investors a long term investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed, while the principal value rises or falls semi-annually based on changes in a published Consumer Price Index. Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS' principal will not drop below its face amount at maturity.



          In exchange for the inflation protection, TIPS generally pay lower interest rates than typical Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity. In addition, it is not possible to predict with assurance how the market for TIPS will develop; initially, the secondary market for these securities may not be as active or liquid as the secondary market for conventional Treasury securities. Principal appreciation and interest payments on TIPS will be taxed annually as ordinary interest income for Federal income tax calculations. As a result, any appreciation in principal must be counted as interest income in the year the increase occurs, even though the investor will not receive such amounts until the TIPS are sold or mature. Principal appreciation and interest payments will be exempt from state and local income taxes.


ZERO COUPON SECURITIES -- The TERM FUNDS may invest in zero coupon U.S. Treasury securities, which are U.S. Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts of certificates representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder and is sold at a discount to its face value at maturity. The amount of the discount fluctuates with the market price of the security. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.
          NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE
ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN EACH FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF SUCH FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                                   Page 21

                     [This Page Intentionally Left Blank]
                                   Page 22

                     [This Page Intentionally Left Blank]
                                   Page 23

100% U.S. Treasury
Funds

Prospectus

Registration Mark

Copy Rights 1997 Dreyfus Service Corporation
                                         USTFp050197
                                   Page 24


                               COMBINED PART B
                    (STATEMENT OF ADDITIONAL INFORMATION)
                                     FOR
                DREYFUS 100% U.S. TREASURY MONEY MARKET FUND
                 DREYFUS 100% U.S. TREASURY SHORT TERM FUND
              DREYFUS 100% U.S. TREASURY INTERMEDIATE TERM FUND
                  DREYFUS 100% U.S. TREASURY LONG TERM FUND

                                 MAY 1, 1997


     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current combined Prospectus of Dreyfus 100% U.S. Treasury Money Market Fund (the "Money Market Fund"), Dreyfus 100% U.S. Treasury Short Term Fund (the "Short Term Fund"), Dreyfus 100% U.S. Treasury Intermediate Term Fund (the "Intermediate Term Fund") and Dreyfus 100% U.S. Treasury Long Term Fund (the "Long Term Fund," and together with the Short Term Fund and Intermediate Term Fund, the "Term Funds") (collectively, the "Funds"), dated May 1, 1997, as it may be revised from time to time. To obtain a copy of the Funds' combined Prospectus, please write to the Funds at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call the following numbers:

          Call Toll Free 1-800-645-6561
          In New York City -- Call 1-718-895-1206
          Outside the U.S. and Canada -- Call 516-794-5452

     The Dreyfus Corporation (the "Manager") serves as each Fund's investment adviser.

     Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of each Fund's shares.

     Each Fund is a separate Massachusetts business trust with a separate portfolio. The operations and investment results of one Fund are unrelated to those of each other Fund. This combined Statement of Additional Information has been prepared for the convenience of investors to provide investors the opportunity to consider four investment choices in one document.

                          TABLE OF CONTENTS

                                                           Page
Investment Objective and Management Policies               B-2
Management of the Funds                                    B-4
Management Agreements                                      B-8
Purchase of Shares                                         B-12
Shareholder Services Plan                                  B-12
Redemption of Shares                                       B-13
Determination of Net Asset Value                           B-15
Shareholder Services                                       B-16
Portfolio Transactions                                     B-19
Dividends, Distributions and Taxes                         B-19
Yield and Performance Information                          B-20
Information About the Funds                                B-22
Transfer and Dividend Disbursing Agent, Custodian,
  Counsel and Independent Auditors                         B-23
Financial Statements                                       B-24, 32, 40 & 48
Reports of Independent Auditors                            B-31, 39, 47 & 55

                INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

The following information supplements and should be read in conjunction with the sections in the Prospectus entitled "Description of the Funds" and "Appendix."

Management Policies

     U.S. Treasury securities purchased by a Fund frequently are offered on a when-issued basis, which means that the price is fixed at the time of commitment, but delivery and payment ordinarily take place a number of days after the date of the commitment to purchase. A Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. A Fund will not accrue income in respect of a security purchased on a when-issued basis prior to its stated delivery date.

     U.S. Treasury securities purchased on a when-issued basis and other U.S. Treasury securities held by a Fund are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon changes, real or anticipated, in the level of interest rates. U.S. Treasury securities purchased on a when-issued basis may expose a Fund to risk because they may experience such fluctuations prior to their actual delivery. Purchasing U.S. Treasury securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of the Fund consisting of cash or U.S. Treasury securities at least equal at all times to the amount of the when-issued commitments will be established and maintained at the Fund's custodian bank. Purchasing U.S. Treasury securities on a when-issued basis when a Fund is fully or almost fully invested may result in greater potential fluctuation in the value of such Fund's net assets and its net asset value per share.

Investment Restrictions

     Each Fund has adopted investment restrictions numbered 1 through 5 as fundamental policies. In addition, the Money Market Fund only has adopted investment restriction number 8 and each Term Fund has adopted investment restriction number 9 as fundamental policies. Fundamental policies cannot be changed, as to a Fund, without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of such Fund's outstanding voting shares. Investment restrictions numbered 6 and 7, with respect to each Fund, and investment restriction number 10, with respect to the Term Funds only, are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time. No Fund may:

      1. Sell securities short or purchase securities on margin or write or purchase put or call options or combinations thereof.

      2. Underwrite the securities of other issuers or purchase securities subject to restrictions on disposition under the Securities Act of 1933 (so called "restricted securities").

      3. Make loans to others except through the purchase of debt obligations referred to in the Prospectus.

      4. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent permitted under the 1940 Act.

      5. Purchase or sell real estate, real estate investment trust securities, commodities, or oil and gas interests.

      6. Purchase securities other than those believed at the time of purchase to provide the holder thereof with interest income exempt from state and local income taxes.

      7. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

     The following investment restriction number 8, which is a fundamental policy, applies only to the Money Market Fund. The Money Market Fund may not:

     8. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

     The following investment restrictions numbered 9, which is a fundamental policy, and 10, which is not a fundamental policy, apply only to the Term Funds. None of the Term Funds may:

      9. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets).

     10. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

                                *     *     *

     If a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in values or assets will not constitute a violation of that restriction.

     Each Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of Fund shares in certain states. Should a Fund determine that a commitment is no longer in the best interests of such Fund and its investors, the Fund reserves the right to revoke the commitment by terminating the sale of its shares in the state involved.


                           MANAGEMENT OF THE FUNDS

     Board members and officers of the Funds, together with information as to their principal business occupations during at least the last five years, are shown below. Each Board member who is deemed to be an "interested person" of the Funds, as defined in the 1940 Act, is indicated by an asterisk.

Board Members of each Fund

JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the Board of various funds in the Dreyfus Family of Funds. He also is Chairman of the Board of Directors of Noel Group, Inc., a venture capital company; and a director of The Muscular Dystrophy Association, HealthPlan Services Corporation, Belding Heminway Company, Inc., a manufacturer and marketer of industrial threads and buttons, Curtis Industries, Inc., a national distributor of security products, chemicals, and automotive and other hardware, and Staffing Resources, Inc. For more than five years prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager and, until August 24, 1994, the Funds' distributor. From August 1994 to December 31, 1994, he was a director of Mellon Bank Corporation. He is 53 years old and his address is 200 Park Avenue, New York, New York 10166.


GORDON J. DAVIS, Board Member. Since October 1994, senior partner with the law firm of LeBoeuf, Lamb, Greene & MacRae. From 1983 to September 1994, Mr. Davis was a senior partner with the law firm of Lord Day & Lord, Barrett Smith. From 1978 to 1983, he was Commissioner of Parks and Recreation for the City of New York. He also is a director of Consolidated Edison, a utility company, and Phoenix Home Life Insurance Company and a member of various other corporate and not-for-profit boards. He is 55 years old and his address is 241 Central Park West, New York, New York 10024.


*DAVID P. FELDMAN, Board Member.  Mr. Feldman is a trustee of Corporate
     Property Investors, a real estate investment company, and a director of several mutual funds in the 59 Wall Street Mutual Funds Group and of the Jeffrey Company, a private investment company. From July 1961 to April 1997, he was Chairman and Chief Executive Officer of AT&T Investment Management Corporation. He is 57 years old and his address is c/o AT&T, One Oak Way, Berkeley Heights, New Jersey 07922.


LYNN MARTIN, Board Member.  Professor, J.L. Kellogg Graduate School of
     Management, Northwestern University. During the Spring Semester 1993, she was a Visiting Fellow at the Institute of Politics, Kennedy School of Government, Harvard University. She also is an advisor to the international accounting firm of Deloitte & Touche, LLP and chair of its Council for the Advancement of Women. From January 1991 through January 1993, Ms. Martin served as Secretary of the United States Department of Labor. From 1981 to 1991, she served in the United States House of Representatives as a Congresswoman from the State of Illinois. She also is a director of Harcourt General, Inc., Ameritech, Ryder System, Inc., The Proctor & Gamble Co., a consumer company, and TRW, Inc., an aerospace and automotive equipment company. She is 57 years old and her address is c/o Deloitte & Touche, LLP, Two Prudential Plaza, 180 N. Stetson Avenue, Chicago, Illinois 60601.


EUGENE McCARTHY, Board Member Emeritus.  Writer and columnist; former
     Senator from Minnesota from 1958 to 1970. He is 81 years old and his address is 271 Hawlin Road, Woodville, Virginia 22749.


DANIEL ROSE, Board Member.  President and Chief Executive Officer of Rose
     Associates, Inc., a New York based real estate development and management firm. In July 1994, Mr. Rose received a Presidential appointment to serve as a Director of the Baltic-American Enterprise Fund, which will make equity investments and loans, and provide technical business assistance to new business concerns in the Baltic states. He also is Chairman of the Housing Committee of the Real Estate Board of New York, Inc., and a trustee of Corporate Property Investors, a real estate investment company. He is 67 years old and his address is c/o Rose Associates, Inc., 200 Madison Avenue, New York, New York 10016.


*PHILIP L. TOIA, Board Member.  Retired.  Mr. Toia was employed by The
     Dreyfus Corporation from August 1986 through January 1997, most recently serving as Vice Chairman, Administration and Operations. He is 64 years old and his address is c/o Ms. Amy Letteney, 42 White Birch Road, New Canaan, Connecticut 06840.


SANDER VANOCUR, Board Member. Since January 1992, Mr. Vanocur has been
     President of Old Owl Communications, a full-service communications firm. From May 1995 to June 1996, he was a Professional in Residence at the Freedom Forum in Arlington, VA, and from January 1994 to May 1995, he served as Visiting Professional Scholar at the Freedom Forum Amendment Center at Vanderbilt University. From November 1989 to November 1995, he was a director of the Damon Runyon-Walter Winchell Cancer Research Fund. From June 1986 to December 1991, he was a Senior Correspondent of ABC News and, from October 1986 to December 1991, he was Anchor of the ABC News program "Business World," a weekly business program on the ABC television network. Mr. Vanocur joined ABC News in 1977. He is 69 years old and his address is 2928 P Street, N.W., Washington, DC 20007.


ANNE WEXLER, Board Member. Chairman of the Wexler Group, consultants specializing in government relations and public affairs. She also is a director of Alumax, Comcast Corporation, The New England Electric System, NOVA Corporation and a member of the board of the Carter Center of Emory University, the Council of Foreign Relations, the National Park Foundation, Visiting Committee of the John F. Kennedy School of Government at Harvard University and the Economic Club of Washington. She is 67 years old and her address is c/o The Wexler Group, 1317 F Street, Suite 600, N.W., Washington, DC 20004.


REX WILDER, Board Member. Financial Consultant. He is 76 years old and his address is 290 Riverside Drive, New York, New York 10025.

     For so long as a Fund's Shareholder Services Plan described in the section captioned "Shareholder Services Plan" remains in effect, the Fund's Board members who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Board members who are not "interested persons" of the Fund.

     No meetings of shareholders of a Fund will be held for the purpose of electing Board members unless and until such time as less than a majority of the Board members holding office have been elected by shareholders, at which time the Board members then in office will call a shareholders' meeting for the election of Board members of such Fund. Under the 1940 Act, shareholders of record of not less than two-thirds of the outstanding shares of the Fund may remove a Board member through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. The Board members are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Board member when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

     Each Fund typically pays its Board members an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and per meeting fee of one-half the amount paid to them as Board members. For the fiscal year ended December 31, 1996, the aggregate amount of compensation paid to each Board member by the Funds and all other funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) were as follows:

                                                                 Total
                                                           Compensation from
                   Aggregate           Aggregate             Funds and Fund
Name of Board    Compensation from    Compensation from    Complex Paid to
     Member      Money Market Fund*   Each Term Fund*         Board Member

Gordon J. Davis      $6,500             $3,500               $  88,536 (25)

Joseph S. DiMartino  $8,125             $4,375               $517,075 (92)

David P. Feldman     $6,500             $3,500               $122,257 (27)

Lynn Martin          $6,500             $3,500               $  41,666 (11)

Eugene McCarthy+     $3,250             $2,177               $  29,041 (11)

Daniel Rose          $6,500             $3,500               $  84,593 (21)

Sander Vanocur       $6,500             $3,500               $  77,093 (21)

Anne Wexler          $6,500             $3,500               $  62,034 (16)

Rex Wilder           $6,500             $3,500               $  42,666 (11)




________________________
* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $5,658, $1,332, $1,579 and $1,232 for the Money Market Fund, Short Term Fund, Intermediate Term Fund and Long Term Fund, respectively, for all Board members as a group.

+    Board Member Emeritus since March 29, 1996.

Officers of the Funds

MARIE E. CONNOLLY, President and Treasurer.  President, Chief Executive
     Officer and a director of the Distributor and an officer of other investment companies advised or administered by the Manager. From December 1991 to July 1994, she was President and Chief Compliance Officer of Funds Distributor, Inc., the ultimate parent of which is Boston Institutional Group, Inc. She is 39 years old.


JOHN E. PELLETIER, Vice President and Secretary.  Senior Vice President and
     General Counsel of the Distributor and an officer of other investment companies advised or administered by the Manager. From February 1992 to July 1994, he served as Counsel for The Boston Company Advisors, Inc. He is 32 years old.


ELIZABETH A. KEELEY, Vice President and Assistant Secretary.  Assistant Vice
     President of the Distributor since September 1995 and an officer of other investment companies advised or administered by the Manager. She is 27 years old.


DOUGLAS C. CONROY, Vice President and Assistant Secretary.  Supervisor of
     Treasury Services and Administration of Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From April 1993 to January 1995, he was a Senior Fund Accountant for Investors Bank & Trust Company. From December 1991 to March 1993, he was employed as a Fund Accountant at The Boston Company, Inc. He is 27 years old.


MARK A. KARPE, Vice President and Assistant Secretary. Senior Paralegal of the Distributor and an officer of other investment companies advised or administered by the Manager. Prior to August 1993, he was employed as an Associate Examiner at the National Association of Securities Dealers, Inc. He is 27 years old.


RICHARD W. INGRAM, Vice President and Assistant Treasurer.  Senior Vice
     President and Director of Client Services and Treasury Operations of Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From March 1994 to November 1995, he was Vice President and Division Manager for First Data Investor Services Group. From 1989 to 1994, he was Vice President, Assistant Treasurer and Tax Director -- Mutual Funds at The Boston Company, Inc. He is 41 years old.


MARY A. NELSON, Vice President and Assistant Treasurer.  Vice President and
     Manager of Treasury Services and Administration of Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From September 1989 to July 1994, she was an Assistant Vice President and Client Manager for The Boston Company, Inc. She is 32 years old.


MICHAEL S. PETRUCELLI, Vice President and Assistant Treasurer.  Director of
     Strategic Client Initiatives for Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From December 1989 through November 1996 he was employed with GE Investments where he held various financial, business development and compliance positions. He also served as Treasurer of the GE Funds and as Director of the GE Investment Services. He is 35 years old.


JOSEPH F. TOWER, III, Vice President and Assistant Treasurer.  Senior Vice
     President, Treasurer and Chief Financial Officer of the Distributor and an officer of other investment companies advised or administered by the Manager. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 34 years old.

     The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.

     The Fund's Board members and the officers, as a group, owned less than 1% of each Fund's shares outstanding on April 1, 1997.


                            MANAGEMENT AGREEMENTS

     The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Management of the Funds."

     The Manager provides management services pursuant to a separate Management Agreement (the "Agreement") with each Fund dated August 24, 1994. As to each Fund, the Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of such Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of such Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting such approval. Each Agreement was approved by the respective Fund's shareholders on August 3, 1994, and was last approved by the Fund's Board, including a majority of the Board members who are not "interested persons" of any party to this Agreement, at a meeting held on October 14, 1996. As to each Fund, the Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of such Fund's shares, or, on not less than 90 days' notice, by the Manager. The Agreement will terminate automatically, as to the relevant Fund, in the event of its assignment (as defined in the 1940 Act).


     The following persons are officers and/or directors of the Manager: W. Keith Smith, Chairman of the Board; Christopher M. Condron, President, Chief Executive Officer, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman--Distribution and a director; William T. Sandalls, Jr., Senior Vice President and Chief Financial Officer; Mark N. Jacobs, Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Vice President--Corporate Communications; Mary Beth Leibig, Vice President--Human Resources; Jeffrey N. Nachman, Vice President--Mutual Fund Accounting; Andrew S. Wasser, Vice President--Information Systems; Elvira Oslapas, Assistant Secretary; and Mandell L. Berman, Burton C. Borgelt and Frank V. Cahouet, directors.


     The Manager manages each Fund's portfolio of investments in accordance with the stated policies of such Fund, subject to the approval of the Fund's Board. The Manager is responsible for investment decisions, and provides each Fund with portfolio managers who are authorized by the Fund's Board to execute purchases and sales of securities. The Term Funds' portfolio managers are Gerald E. Thunelius, Michael Hoeh, Roger King, Kevin McClintock and Matthew Olson. The Money Market Fund's portfolio managers are Bernard
W. Kiernan, Jr., Patricia A. Larkin and Thomas S. Riordan. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for each Fund and for other funds advised by the Manager. All purchases and sales are reported for the Board members' review at the meeting subsequent to such transactions.

     The Manager maintains office facilities on behalf of each Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to each Fund. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

     All expenses incurred in the operation of a Fund are borne by such Fund, except to the extent specifically assumed by the Manager. The expenses borne by each Fund include: organizational costs, taxes, interest, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining such Fund's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, and any extraordinary expenses.

       As compensation for the Manager's services, the Money Market Fund has agreed to pay the Manager a monthly management fee at the annual rate of .50 of 1% of the value of such Fund's average daily net assets and each Term Fund has agreed to pay the Manager a monthly management fee at the annual rate of .60 of 1% of the value of such Fund's average daily net assets. The net management fees paid by each Fund for the fiscal years ended December 31, 1994, 1995 and 1996 were as follows:



                              Money Market Fund

                             1994               1995                 1996

Management               $ 8,214,107         $ 6,796,056         $6,308,947
fee payable

Reduction due            $  0                $  0                $0
to undertakings

Net management           $ 8,214,107         $ 6,796,056         $6,308,947
fee paid



                               Short Term Fund

                            1994                1995             1996

Management               $ 1,107,463         $ 1,080,895         $1,167,392
fee payable

Reduction due            $ 1,086,277         $   518,325         $  524,729
to undertakings

Net management           $    21,186         $   562,570         $  642,663
fee paid



                           Intermediate Term Fund

                           1994                1995                1996

Management               $ 1,303,036         $ 1,107,741         $ 1,185,588
fee payable

Reduction due            $  0                $    38,036         $   266,266
to undertakings

Net management           $ 1,303,036         $ 1,069,705         $  919,322
fee paid



                               Long Term Fund

                           1994                1995               1996

Management               $  943,453          $   802,498         $  817,303
fee payable

Reduction due            $  0                $    68,081         $  254,540
to undertakings

Net management           $  943,453          $   734,417         $  562,763
fee paid

     The Manager has agreed that if, in any fiscal year, the aggregate expenses of a Fund, exclusive of taxes, brokerage fees, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over the Fund, such Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

     The aggregate of the fees payable to the Manager is not subject to reduction as the value of a Fund's respective net assets increases.


                             PURCHASE OF SHARES

     The following information supplements and should be read in conjunction with the section in the Prospectus entitled "How to Buy Shares."

     The Distributor. The Distributor serves as each Fund's distributor on a best efforts basis pursuant to separate agreements each of which is renewable annually. The Distributor also acts as distributor for other funds in the Dreyfus Family of Funds and for certain other investment companies. In some states, certain financial institutions effecting transactions in Fund shares may be required to register as dealers pursuant to state law.

     Dreyfus TeleTransfer Privilege. Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 p.m., New York time, on any business day that Dreyfus Transfer, Inc., the Fund's transfer and dividend disbursing agent (the "Transfer Agent"), and the New York Stock Exchange are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 p.m., New York time, on any business day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the Teletransfer Privilege, the initial payment for purchase of the Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature guaranteed. See "Redemption of Shares--TeleTransfer Privilege."


                          SHAREHOLDER SERVICES PLAN

     The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Shareholder Services Plan."

     Each Fund has adopted a Shareholder Services Plan (the "Plan") pursuant to which each Fund reimburses Dreyfus Service Corporation for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.

     A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the relevant Fund's Board for its review. In addition, the Plan provides that material amendments of the Plan must be approved by the relevant Fund's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of such Fund or the Manager and have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Plan. The Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Plan.

     For the fiscal year ended December 31, 1996, the fees payable pursuant to the Plan by the Money Market Fund, Short Term Fund,
Intermediate Term Fund and Long Term Fund amounted to $1,619,385,
$433,112, $358,319 and $269,383, respectively.


                            REDEMPTION OF SHARES

     The following information supplements and should be read in conjunction with the section in the Prospectus entitled "How to Redeem Shares."

     Check Redemption Privilege. An investor may indicate on the Account Application, Shareholder Services Form or by later written request that the Fund provide Redemption Checks ("Checks") drawn on the investor's Fund account. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Account Application, Shareholder Services Form or later written request must be manually signed by the registered owner(s). Checks may be made payable to the order of any person in the amount of $500 or more. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to the investor. Investors generally will be subject to the same rules and regulations that apply to checking accounts, although election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

     If the amount of the Check is greater than the value of the shares in an investor's account, the Check will be returned marked insufficient funds. Checks should not be used to close an account.

     Wire Redemption Privilege. By using this Privilege, the investor authorizes the Transfer Agent to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of a redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form, or to a correspondent bank if the investor's bank is not a member of the Federal Reserve Board. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.

     Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code that may be used for domestic or overseas transmissions:

                                        Transfer Agent's
     Transmittal Code                   Answer Back Sign
     ---------------------              ----------------------
          144295                        144295 TSSG PREP

     Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should inform the operator of the Transfer Agent's answer back sign.

     To change the commercial bank or account designated to receive wire redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each investor, with each signature guaranteed as described below under "Share Certificates; Signatures."

     Dreyfus TeleTransfer Privilege. Investors should be aware that if they have selected the Dreyfus TeleTransfer Privilege, any request for a wire redemption will be effected as a Dreyfus TeleTransfer transaction through the Automated Clearing House ("ACH") system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "Purchase of Shares--Dreyfus TeleTransfer Privilege."

     Share Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each investor, including each owner of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

     Redemption Commitment. The Funds have committed to pay in cash all redemption requests by any investor of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of each respective Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Fund's Board reserves the right to make payments in whole or in part in securities or other assets of such Fund in case of an emergency or any time a cash distribution would impair the liquidity of such Fund to the detriment of the existing investors. In such event, the securities would be valued in the same manner as such Fund's portfolio is valued. If the recipient sold such securities, brokerage charges might be incurred.

     Suspension of Redemption. As to each Fund, the right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets such Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of such Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect such Fund's investors.


                      DETERMINATION OF NET ASSET VALUE

     The following information supplements and should be read in conjunction with the section in the Prospectus entitled "How to Buy Shares."

     Amortized Cost Pricing. The information contained in this section is applicable only to the Money Market Fund. The valuation of the Money Market Fund's portfolio securities is based upon their amortized cost, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost, and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

     The Board has established, as a particular responsibility within the overall duty of care owed to the Money Market Fund's investors, procedures reasonably designed to stabilize the Fund's price per share as computed for the purpose of purchases and redemptions at $1.00.
Such procedures include review of the Fund's portfolio holdings by the Board members, at such intervals as they deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. In such review, investments for which market quotations are readily available will be valued at the most recent bid price or yield equivalent for such securities or for securities of comparable maturity, quality and type, as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets will be valued at fair value as determined by the Board members.

     The extent of any deviation between the Money Market Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Board. If such deviation exceeds 1/2 of 1%, the Board members will consider promptly what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing investors, they have agreed to take such corrective action as they regard as necessary and appropriate including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations or market equivalents.

     New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                            SHAREHOLDER SERVICES

     The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Shareholder Services."

     Fund Exchanges. Shares of funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

     A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

     B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

     D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load, and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

     To accomplish an exchange under item D above, investors must notify the Transfer Agent of their prior ownership of fund shares and their account number.

     To request an exchange, an investor must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless the investor checks the applicable "No" box on the Account Application, indicating that the investor specifically refuses this privilege. By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on telephonic instructions (including over The Dreyfus Touchr automated telephone system) from any person representing himself or herself to be the investor and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange.

     To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. For Dreyfus-sponsored Keogh Plans, IRAs and IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs"), with only one participant, the minimum initial investment is $750. To exchange shares held in corporate plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among the funds in the Dreyfus Family of Funds. To exchange shares held in personal retirements plans, the shares exchanged must have a current value of at least $100.

     Dreyfus Auto Exchange Privilege. Dreyfus Auto-Exchange permits an investor to purchase, in exchange for shares of a Fund, shares of another fund in the Dreyfus Family of Funds. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if his account falls below the amount designated to be exchanged under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

     Fund Exchanges and the Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

     Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchanges service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

     Dreyfus Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested distributions, the investor's shares will be reduced and eventually may be depleted. Automatic Withdrawal may be terminated at any time by the investor, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

     Dreyfus Dividend Sweep. Dreyfus Dividend Sweep allows investors to invest automatically their dividends or dividends and capital gain distributions, if any, in shares of another fund in the Dreyfus Family of Funds of which the investor is a shareholder. Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

     A. Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds that are offered without a sales load.

     B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable load will be deducted.

     C. Dividends and distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

     D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.


                           PORTFOLIO TRANSACTIONS

     Portfolio securities ordinarily are purchased from government securities dealers or market makers for the securities. Usually no brokerage commissions are paid by the Funds for such purchases and, to date, no brokerage commissions have been paid by any Fund.

     Transactions are allocated to various dealers by each Fund's portfolio managers in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms and may be selected based upon their sales of Fund shares.

     Research services furnished by brokers through which a Fund effects securities transactions may be used by the Manager in advising other funds it advises and, conversely, research services furnished to the Manager by brokers in connection with other funds the Manager advises may be used by the Manager in advising a Fund. Although it is not possible to place a dollar value on these services, it is the opinion of the Manager that the receipt and study of such services from brokers should not reduce the overall expenses of its research department.


                     DIVIDENDS, DISTRIBUTIONS AND TAXES

     The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Dividends, Distributions and Taxes."

     Management of each Fund believes that the Fund has qualified for the fiscal year ended December 31, 1996 as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. As a regulated investment company, the Fund pays no Federal income tax on net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders. To qualify as a regulated investment company, a Fund must distribute at least 90% of its net income (consisting of net investment income and net short-term capital gain) to its shareholders and must derive less than 30% of its annual gross income from gain on the sale of securities held for less than three months. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code.

     The Code provides that if a shareholder holds shares of a Fund for six months or less and has received a capital gain dividend with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain dividend received. In addition, any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the aggregate net asset value of shares below the cost of the investment. Such a distribution would be a return on investment in an economic sense although taxable as stated in "Dividends, Distributions and Taxes" in the Prospectus.


                      YIELD AND PERFORMANCE INFORMATION

     The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Yield and Performance Information."

     Money Market Fund. For the seven-day period ended December 31, 1996, the Money Market Fund's yield was 4.56% and effective yield was 4.66%. Yield is computed in accordance with a standardized method which involves determining the net change in the value of a hypothetical pre-existing Fund account having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares and fees that may be charged to investor accounts, in proportion to the length of the base period and the Fund's average account size, but does not include realized gains and losses or unrealized appreciation and depreciation. Effective yield is computed by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365 divided by 7, and subtracting 1 from the result.


     Term Funds. The Short Term Fund's, Intermediate Term Fund's and Long Term Fund's current yield for the 30-day period ended December 31, 1996 was 5.20%, 5.40% and 5.71%, respectively. These yields reflect the waiver of a portion of the management fee charged each Term Fund, without which the Short Term Fund's, Intermediate Term Fund's and Long Term Fund's yield for the 30-day period ended December 31, 1996 would have been 4.93%, 5.29% and 5.53%, respectively. See "Management of the Funds" in the Prospectus. Although the Long Term Fund's yield may generally be higher than comparable short- or intermediate-term income funds, its price per share may fluctuate more than those funds.
Current yield is computed pursuant to a formula which operates as follows: The amount of a Fund's expenses accrued for the 30-day period (net of reimbursements) is subtracted from the amount of the dividends and interest earned (computed in accordance with regulatory requirements) by the Fund during the period. That result is then divided by the product of: (a) the average daily number of shares outstanding during the period that were entitled to receive dividends, and (b) the net asset value per share on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2.


     The Short Term Fund's average annual total return for 1, 5 and
9.310 year periods ended December 31, 1996 was 4.07%, 5.76% and 8.03%, respectively. The Short Term Fund's average annual total return for the 5.252 year period beginning with the effectiveness of the Short Term Fund's current investment objective, fundamental policies and investment restrictions on October 1, 1991 through December 31, 1996 was 6.34%. The Intermediate Term Fund's average annual total return for the 1, 5 and 9.767 year periods ended December 31, 1996 was 3.08%, 6.41% and 7.70%, respectively. The Long Term Fund's average annual total return for the 1, 5 and 9.767 year periods ended December 31, 1996 was 0.87%, 7.49% and 8.31%, respectively. Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.


     The Short Term Fund's total return for the period September 10, 1987 (commencement of operations) through December 31, 1996 and the period October 1, 1991 through December 31, 1996, was 105.26% and 38.09%, respectively. The Intermediate Term Fund's total return for the period March 27, 1987 (commencement of operations) through December 31, 1996 was 106.35%. The Long Term Fund's total return for the period March 27, 1987 (commencement of operations) through December 31, 1996 was 118.15%. Total return is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.

     For purposes of advertising, calculations of average annual total return and calculations of total return for each Term Fund will take into account the performance of its corresponding predecessor Fund-- namely, Dreyfus 100% U.S. Treasury Short Term Fund, L.P., Dreyfus 100% U.S. Treasury Intermediate Term Fund, L.P. and Dreyfus 100% U.S. Treasury Long Term Fund, L.P.--the assets and liabilities of which were transferred to the relevant Fund in exchange for shares of such Fund on December 31, 1993. See "General Information."

     All Funds. Tax equivalent yield is computed by dividing that portion of the current yield (calculated as described above) which is tax exempt by 1 minus a stated tax rate and adding the quotient to that portion, if any, of the yield of the Fund that is not tax-exempt.

     Yields will fluctuate and are not necessarily representative of future results. The investor should remember that yield is a function of the type and quality of the instruments in the portfolio, portfolio maturity and operating expenses. An investor's principal in a Fund is not guaranteed. See "Determination of Net Asset Value" for a discussion of the manner in which the Money Market Fund's price per share is determined.

     From time to time, advertising materials for each Fund may refer to or discuss then-current or past economic conditions, developments and/or events, including those related to or arising from actual or proposed tax legislation. Advertising materials for each Fund may also refer to statistical or other information concerning trends related to investment companies, as compiled by industry associations such as the Investment Company Institute or Morningstar ratings and related analyses supporting the ratings. Advertising materials for each Fund may occasionally include information about other similar Dreyfus funds. In addition, advertising material for the Fund also may include biographical information relating to its portfolio managers and may refer to, or include commentary by, a portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors.

     Each Fund may use hypothetical tax equivalent yields or charts in its advertising. These hypothetical yields or charts will be used for illustrative purposes only and are not indicative of the Fund's past or future performance.


                         INFORMATION ABOUT THE FUNDS

     The following information supplements and should be read in conjunction with the section in the Prospectus entitled "General
Information."

     Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares are of one class and have equal rights as to dividends and in liquidation. Fund shares have no preemptive, subscription or conversion rights and are freely transferable.

     Each Fund sends annual semi-annual financial statements to all its shareholders.

     Effective October 1, 1991, the Short Term Fund changed its investment objective from that of providing investors with as high a level of current income, free of U.S. Federal income tax and U.S. tax withholding requirements for qualifying foreign investors, as is consistent with the preservation of capital by investing in obligations of the U.S. Government and its agencies and instrumentalities to its current investment objective. Effective October 24, 1991, the Intermediate Term Fund and the Long Term Fund each changed their investment objective from that of providing investors with as high a level of current income as is consistent with the preservation of capital by investing in obligations of the U.S. Government and its agencies and instrumentalities that provide interest income exempt from state and local income taxes to its current investment objective.


             TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN,
                      COUNSEL AND INDEPENDENT AUDITORS

     Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, P.O. Box 9671, Providence, Rhode Island 02940-9671, is each Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with each Fund, the Transfer Agent arranges for the maintenance of shareholder account records for each Fund, the handling of certain communications between shareholders and each Fund and the payment of dividends and distributions payable by each Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. For the fiscal year ended December 31, 1996, the Money Market Fund, Short Term Fund, Intermediate Term Fund and Long Term Fund paid the Transfer Agent $614,404, $112,665, $114,283 and $86,287, respectively.

     The Bank of New York, 90 Washington Street, New York, New York 10286, is the Money Market Fund's custodian.

     Mellon Bank, N.A., the Manager's parent, One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, acts as custodian of the Term Fund's investments. Under a custody agreement with each Term Fund, Mellon Bank, N.A., the Manager's parent, One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, serves as Custodian of each Term Fund's investments. Under a custody agreement with each Term Fund, Mellon Bank, N.A. holds the Term Fund's securities and keeps all necessary accounts and records. For its custody services, Mellon Bank, N.A. receives a monthly fee based on the market value of each Term Fund's assets held in custody and receives certain securities transactions charges. For the period May 10, 1996 (effective date of custody agreement) through December 31, 1996, the Short Term Fund, Intermediate Term Fund and Long Term Fund paid Mellon Bank, N.A. $10,976, $10,903 and $8,860, respectively.


     Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for each Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Funds' combined
Prospectus.

     Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as auditors of each Fund.


Dreyfus 100% U.S. Treasury Money Market Fund
-----------------------------------------------------------------------------
Statement of Investments                                                          December 31, 1996


                                                                        Annualized
                                                                         Yield on
                                                                          Date of          Principal
U.S. Treasury Bills--31.2%                                                Purchase          Amount             Value
------------------------------------------------------------------     -------------     ------------      ------------
   1/2/97.........................................................         4.94%         $    894,000      $    893,879
   1/9/97.........................................................         5.04             8,437,000         8,427,658
   1/16/97........................................................         5.04            19,620,000        19,579,314
   1/23/97........................................................         5.04            10,263,000        10,231,798
   2/6/97.........................................................         5.20            21,052,000        20,946,354
   2/13/97........................................................         5.06            32,094,000        31,902,328
   2/20/97........................................................         5.28            18,832,000        18,697,430
   3/6/97.........................................................         5.25            45,603,000        45,189,071
   3/20/97........................................................         4.91               536,000           530,368
   3/27/97........................................................         5.15               535,000           528,659
   4/3/97.........................................................         5.57            41,000,000        40,446,467
   4/17/97........................................................         5.23            14,025,000        13,814,327
   5/1/97.........................................................         5.09             7,245,000         7,124,371
   5/8/97.........................................................         5.18            39,682,000        38,975,054
   5/15/97........................................................         5.17             5,216,000         5,118,089
   5/22/97........................................................         5.18             3,877,000         3,800,312
   5/29/97........................................................         5.18               962,000           942,048
   6/12/97........................................................         5.16            32,957,000        32,209,535
   6/19/97........................................................         5.21             6,619,000         6,461,407
   7/24/97........................................................         5.56            61,939,000        60,084,585
   8/21/97........................................................         5.91            15,000,000        14,459,150
   11/13/97.......................................................         5.37            22,530,000        21,520,418
                                                                                                         --------------
TOTAL U.S. TREASURY BILLS (cost $401,882,622).....................                                       $  401,882,622
                                                                                                         ==============

U.S. Treasury Notes--63.7%
------------------------------------------------------------------
   7.50%, 1/31/97.................................................         5.12%         $130,000,000    $  130,228,048
   4.75%, 2/15/97.................................................         5.31             5,000,000         4,995,206
   6.75%, 2/28/97.................................................         5.32            78,120,000        78,288,794
   6.875%, 2/28/97................................................         5.19           318,896,000       319,696,525
   6.625%, 3/31/97 ...............................................         5.11           145,000,000       145,487,715
   6.875%, 3/31/97................................................         5.24            10,293,000        10,331,598
   6.875%, 4/30/97................................................         5.15            30,000,000        30,160,466
   6.125%, 5/31/97................................................         5.23           100,000,000       100,306,260
                                                                                                         --------------
TOTAL U.S. TREASURY NOTES (cost $819,494,612).....................                                       $  819,494,612
                                                                                                         ==============

TOTAL INVESTMENTS
   (cost $1,221,377,234)................................... 94.9%                                        $1,221,377,234
                                                           ======                                        ==============
CASH AND RECEIVABLES (NET) ................................. 5.1%                                        $   65,476,680
                                                           ======                                        ==============
NET ASSETS.................................................100.0%                                        $1,286,853,914
                                                           ======                                        ==============


                                  See notes to financial statements.

Dreyfus 100% U.S. Treasury Money Market Fund
-------------------------------------------------------------------------------
Statement of Assets and Liabilities                                                              December 31, 1996


                                                                                                Cost              Value
                                                                                           --------------    ---------------
ASSETS:                  Investments in securities--See Statement of Investments           $1,221,377,234     $1,221,377,234
                         Cash.............................................                                        49,276,517
                         Interest receivable..............................                                        16,935,394
                         Prepaid expenses and other assets................                                            83,057
                                                                                                              --------------
                                                                                                               1,287,672,202
                                                                                                              --------------


LIABILITIES:             Due to The Dreyfus Corporation and affiliates....                                           708,907
                         Accrued expenses.................................                                           109,381
                                                                                                              --------------
                                                                                                                     818,288
                                                                                                              --------------


NET ASSETS................................................................                                    $1,286,853,914
                                                                                                              ==============


REPRESENTED BY:          Paid-in capital..................................                                    $1,287,032,437
                         Accumulated net realized gain (loss) on investments                                        (178,523)
                                                                                                             ---------------


NET ASSETS.....................................................................                               $1,286,853,914
                                                                                                              ==============

SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest authorized).                                1,286,743,721


NET ASSET VALUE, offering and redemption price per share.......................                                        $1.00
                                                                                                                       =====






                       See notes to financial statements.

Dreyfus 100% U.S. Treasury Money Market Fund
------------------------------------------------------------------------------

Statement of Operations                                                                        Year Ended December 31, 1996



INVESTMENT INCOME

INCOME                        Interest Income.................................                                   $66,622,771


EXPENSES:                     Management fee--Note 2(a).........................                $6,308,947
                              Shareholder servicing costs--Note 2(b)............                 2,541,398
                              Custodian fees...................................                     93,456
                              Trustees' fees and expenses--Note 2(c)...........                     68,719
                              Prospectus and shareholders' reports.............                     63,181
                              Professional fees................................                     48,418
                              Registration fees................................                     34,939
                              Miscellaneous....................................                     30,472
                                                                                              ------------
                                   Total Expenses..............................                                    9,189,530
                                                                                                               -------------



INVESTMENT INCOME--NET..........................................................                                  57,433,241




NET REALIZED GAIN(LOSS) ONINVESTMENTS--Note 1(b)...............................                                     (165,664)
                                                                                                               -------------


NET INCREASEINNETASSETSRESULTINGFROMOPERATIONS................................                                   $57,267,577
                                                                                                               =============











                       See notes to financial statements.

Dreyfus 100% U.S. Treasury Money Market Fund
-----------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                             Year Ended           Year Ended
                                                                          December 31, 1996    December 31, 1995
                                                                        --------------------  --------------------
OPERATIONS:
  Investment income--net...............................................  $     57,433,241       $     69,200,745
  Net realized gain (loss) on investments..............................          (165,664)                (2,775)
                                                                         ----------------       ----------------

      Net Increase (Decrease) in Net Assets Resulting from Operations..        57,267,577             69,197,970
                                                                         ----------------       ----------------

DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net................................................      (57,775,920)           (69,042,346)
                                                                         ----------------       ----------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):
  Net proceeds from shares sold........................................     2,384,073,030          2,069,487,084
  Dividends reinvested.................................................        54,349,594             65,120,351
  Cost of shares redeemed..............................................    (2,461,751,306)        (2,274,810,637)
                                                                         ----------------       ----------------

      Increase (Decrease) in Net Assets from Beneficial
        Interest Transaction                                                  (23,328,682)          (140,203,202)
                                                                         ----------------       ----------------

        Total Increase (Decrease) in Net Assets........................       (23,837,025)          (140,047,578)

NET ASSETS:
  Beginning of Period..................................................     1,310,690,939          1,450,738,517
                                                                         ----------------       ----------------
  End of Period........................................................    $1,286,853,914        $ 1,310,690,939
                                                                         ================       ================

  Undistributed investment income--net....................................        --                   $ 342,679
                                                                                                ----------------




                       See notes to financial statements.

Dreyfus 100% U.S. Treasury Money Market Fund
--------------------------------------------------------------------------------
Financial Highlights

   Reference is made to page 4 of the Fund's Prospectus dated May 1, 1997.

Dreyfus 100% U.S. Treasury Money Market Fund
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:
   Dreyfus 100% U.S. Treasury Money Market Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity by investing in obligations of the U.S. Treasury that provide interest income exempt from state and local income taxes. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.
   It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.
   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
   (a) Portfolio valuation: Investments are valued at amortized cost, which has been determined by the Fund's Board of Trustees to represent the fair value of the Fund's investments.
   (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.
   (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that the net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
   (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
   The Fund has an unused capital loss carryover of approximately $165,700 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1996. If not applied, $12,900 of the carryover expires in fiscal 2003 and $152,800 expires in fiscal 2004.
   At December 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions With Affiliates:
   (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the Fund's average daily net assets and is payable monthly.

Dreyfus 100% U.S. Treasury Money Market Fund
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

   (b) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 1996, the Fund was charged an aggregate of $1,619,385 pursuant to the Shareholder Services Plan.
   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $614,404 during the period ended December 31, 1996.
   (c) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Trustee Emeritus receives 50% of such compensation.

Dreyfus 100% U.S. Treasury Money Market Fund
------------------------------------------------------------------------------

Report of Ernst & Young LLP, Independent Auditors

Shareholders and Board of Trustees
Dreyfus 100% U.S. Treasury Money Market Fund

     We have audited the accompanying statement of assets and liabilities of Dreyfus 100% U.S. Treasury Money Market Fund, including the statement of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus 100% U.S. Treasury Money Market Fund at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


                                                        ERNST & YOUNG LLP


New York, New York
January 29, 1997


DREYFUS 100% U.S. TREASURY SHORT TERM FUND
STATEMENT OF INVESTMENTS                                                                                  DECEMBER 31, 1996
                                                                                                      Principal
Bonds and Notes_113.8%                                                                                  Amount        Value
                                                                                                         ______        ______
U.S. Treasury Bonds_4.8%
  13 1/8%, 5/15/2001........................................................                      $   5,850,000    $7,379,227
  13 3/4%, 8/15/2004........................................................                          1,200,000     1,727,437
                                                                                                                       ______
                                                                                                                    9,106,664
                                                                                                                       ______
U.S. Treasury Notes_109.0%
  6 1/8%, 8/31/1998.........................................................                         24,775,000    24,889,198
  6%, 9/30/1998.............................................................                         66,300,000    66,481,291
  5 3/4%, 12/31/1998........................................................                         53,000,000    52,879,923
  6 3/4%, 5/31/1999.........................................................                          7,400,000     7,528,344
  5 7/8%, 11/15/1999........................................................                         25,000,000    24,906,250
  7 3/4%, 1/31/2000.........................................................                          2,000,000     2,093,125
  6 3/4%, 4/30/2000.........................................................                         10,000,000    10,192,188
  6 3/8%, 9/30/2001.........................................................                         10,400,000    10,465,000
  7 1/2%, 11/15/2001........................................................                          5,000,000     5,264,844
                                                                                                                       ______
                                                                                                                  204,700,163
                                                                                                                       ______
TOTAL INVESTMENTS
  (cost $214,261,621).......................................................                             113.8%  $213,806,827
                                                                                                         ======        ======
LIABILITIES, LESS CASH AND RECEIVABLES......................................                             (13.8%) $(25,980,491)
                                                                                                         ======        ======
NET ASSETS..................................................................                             100.0%  $187,826,336
                                                                                                         ======        ======
















SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS 100% U.S. TREASURY SHORT TERM FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                        DECEMBER 31, 1996
                                                                                                          Cost          Value
                                                                                                         ______        ______
ASSETS:                          Investments in securities_See Statement of Investments            $214,261,621  $213,806,827
                                 Cash.......................................                                          224,124
                                 Interest receivable........................                                        2,411,925
                                 Receivable for shares of Beneficial Interest subscribed                                2,500
                                 Prepaid expenses and other assets..........                                           16,795
                                                                                                                       ______
                                                                                                                  216,462,171
                                                                                                                       ______
LIABILITIES:
                                 Due to The Dreyfus Corporation and affiliates                                         58,336
                                 Payable for investment securities purchased                                       28,027,773
                                 Payable for shares of Beneficial Interest redeemed                                   494,600
                                 Accrued expenses...........................                                           55,126
                                                                                                                       ______
                                                                                                                   28,635,835
                                                                                                                       ______
NET ASSETS..................................................................                                     $187,826,336
                                                                                                                       ======
REPRESENTED BY:                  Paid-in capital............................                                     $203,851,786
                                 Accumulated net realized gain (loss) on investments                              (15,570,656)
                                 Accumulated net unrealized appreciation (depreciation)
                                         on investments_Note 4.......................                                (454,794)
                                                                                                                       ______
NET ASSETS..................................................................                                     $187,826,336
                                                                                                                       ======
SHARES OUTSTANDING
(UNLIMITED NUMBER OF $.001 PAR VALUE SHARES OF BENEFICIAL INTEREST
AUTHORIZED)                      ...........................................                                       12,677,691
NET ASSET VALUE, offering and redemption price per share....................                                           $14.82
                                                                                                                          ===





SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS 100% U.S. TREASURY SHORT TERM FUND
STATEMENT OF OPERATIONS                                                                        YEAR ENDED DECEMBER 31, 1996
INVESTMENT INCOME
INCOME                           Interest Income............................                                      $13,116,806
EXPENSES:                        Management fee_Note 3(a)...................                    $ 1,167,392
                                 Shareholder servicing costs_Note 3(b)......                        592,827
                                 Professional fees..........................                         39,878
                                 Trustees' fees and expenses_Note 3(c)......                         33,978
                                 Custodian fees_Note 3(b)...................                         18,945
                                 Registration fees..........................                         16,829
                                 Prospectus and shareholders' reports.......                         12,815
                                 Miscellaneous..............................                          4,022
                                                                                                     ______
                                       Total Expenses.......................                      1,886,686
                                 Less_reduction in management fee due to
                                     undertaking_Note 3(a)..................                       (524,729)
                                                                                                     ______
                                       Net Expenses.........................                                        1,361,957
                                                                                                                       ______
INVESTMENT INCOME_NET.......................................................                                       11,754,849
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS_Note 4:
                                 Net realized gain (loss) on investments....                    $(2,701,782)
                                 Net unrealized appreciation (depreciation) on investments       (1,586,270)
                                                                                                     ______
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                        (4,288,052)
                                                                                                                       ______
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                     $  7,466,797
                                                                                                                       ======










SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS 100% U.S. TREASURY SHORT TERM FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                               Year Ended         Year Ended
                                                                                             December 31, 1996  December 31, 1995
                                                                                                 _________          _________
OPERATIONS:
    Investment income_net...............................................                    $   11,754,849     $   12,424,362
    Net realized gain (loss) on investments.............................                        (2,701,782)           756,726
    Net unrealized appreciation (depreciation) on investments...........                        (1,586,270)         5,998,054
                                                                                                   _______            _______
      Net Increase (Decrease) in Net Assets Resulting from Operations...                         7,466,797         19,179,142
                                                                                                   _______            _______
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income_net...............................................                       (11,820,993)       (12,391,432)
                                                                                                   _______            _______
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold.......................................                        97,381,967         82,806,129
    Dividends reinvested................................................                         8,806,448          8,752,599
    Cost of shares redeemed.............................................                      (102,733,977)       (82,176,313)
                                                                                                   _______            _______
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions                    3,454,438          9,382,415
                                                                                                   _______            _______
          Total Increase (Decrease) in Net Assets.......................                          (899,758)        16,170,125
NET ASSETS:
    Beginning of Period.................................................                       188,726,094        172,555,969
                                                                                                   _______            _______
    End of Period.......................................................                     $ 187,826,336      $ 188,726,094
                                                                                                   =======            =======
UNDISTRIBUTED INVESTMENT INCOME_NET.....................................                             ___       $       66,144
                                                                                                   _______            _______
                                                                                                   Shares             Shares
                                                                                                   _______            _______
CAPITAL SHARE TRANSACTIONS:
    Shares sold.........................................................                         6,545,260          5,545,332
    Shares issued for dividends reinvested..............................                           593,259            586,742
    Shares redeemed.....................................................                        (6,927,652)        (5,520,766)
                                                                                                   _______            _______
      Net Increase (Decrease) in Shares Outstanding.....................                           210,867            611,308
                                                                                                   =======            =======

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS 100% U.S. TREASURY SHORT TERM FUND
FINANCIAL HIGHLIGHTS
   Reference is made to page 4 of the Fund's Prospectus dated May 1, 1997.

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS 100% U.S. TREASURY SHORT TERM FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1_SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus 100% U.S. Treasury Short Term Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: The Fund's investments are valued at the mean between quoted bid and asked prices.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income_net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $15,571,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1996. If not applied, $10,865,000 of the carryover expires in fiscal 2002, $2,004,000 expires in fiscal 2003 and $2,702,000 expires in fiscal 2004.
NOTE 2_BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended December 31, 1996, the Fund did not borrow under the line of credit.
NOTE 3_MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager has undertaken from January 1, 1996 through December 31, 1997 to reduce the management fee paid by, or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate expenses (exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses) exceed an annual rate of
 .70 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $524,729 during the period ended December 31, 1996.

DREYFUS 100% U.S. TREASURY SHORT TERM FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    The undertaking may be extended, modified or terminated by the Manager, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.
    (B) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 1996, the Fund was charged an aggregate of $433,112 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $112,665 during the period ended December 31, 1996.
    Effective May 10, 1996, the Fund entered into a custody agreement with Mellon to provide custodial services for the Fund. During the period ended December 31, 1996, $10,976 was charged by Mellon pursuant to the custody agreement.
    (C) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Trustee Emeritus receives 50% of such compensation.
NOTE 4_SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 1996, amounted to $958,172,153 and $887,474,662, respectively.
    At December 31, 1996, accumulated net unrealized depreciation on investments was $454,794, consisting of $155,812 gross unrealized appreciation and $610,606 gross unrealized depreciation.
    At December 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS 100% U.S. TREASURY SHORT TERM FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS 100% U.S. TREASURY SHORT TERM FUND
    We have audited the accompanying statement of assets and liabilities of Dreyfus 100% U.S. Treasury Short Term Fund, including the statement of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of December 31, 1996 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus 100% U.S. Treasury Short Term Fund, at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [Ernst and Young LLP signature logo]
New York, New York
January 29, 1997


Dreyfus 100% U.S. Treasury Intermediate Term Fund
------------------------------------------------------------------------------

Statement of Investments                                                                     December 31, 1996
                                                                                  Principal
Bonds and Notes--108.6%                                                             Amount           Value
----------------------------------------------------------------------------     ------------     ------------
   13 3/4%, 8/15/2004........................................................    $12,200,000       $ 17,562,282
   11 5/8%, 11/15/2004.......................................................      5,400,000          7,130,531
   12%, 5/15/2005............................................................      5,000,000          6,789,844
   10 3/4%, 8/15/2005........................................................     10,000,000         12,831,250
   6 1/2%, 10/15/2006........................................................     29,750,000         29,917,344
   12%, 8/15/2013............................................................      8,800,000         12,590,875
                                                                                                  -------------
                                                                                                     86,822,126
                                                                                                  -------------
U.S. Treasury Notes--63.4%
   6%, 9/30/1998.............................................................      9,500,000          9,525,977
   6 3/4%, 5/31/1999.........................................................      4,650,000          4,730,649
   7 1/8%, 9/30/1999.........................................................     10,000,000         10,279,688
   8 3/4%, 8/15/2000.........................................................      9,000,000          9,756,563
   6 1/8%, 9/30/2000.........................................................     10,000,000          9,996,875
   5 3/4%, 10/31/2000........................................................      3,000,000          2,961,094
   5 1/2%, 12/31/2000........................................................     18,000,000         17,589,375
   7 3/4%, 2/15/2001.........................................................     10,000,000         10,570,313
   6 3/8%, 3/31/2001.........................................................     11,000,000         11,077,344
   6 3/8%, 9/30/2001.........................................................     10,500,000         10,565,625
   6 1/8%, 12/31/2001........................................................     25,000,000         24,910,157
                                                                                                  -------------
                                                                                                    121,963,660
                                                                                                  -------------
TOTAL INVESTMENTS
   (cost $210,069,000)......................................................          108.6%       $208,785,786
                                                                                     =======      =============
LIABILITIES, LESS CASH AND RECEIVABLES.......................................          (8.6%)      $(16,489,437)
                                                                                     =======      =============
NET ASSETS...................................................................         100.0%       $192,296,349
                                                                                     =======      =============

                       See notes to financial statements.

Dreyfus 100% U.S. Treasury Intermediate Term Fund
-------------------------------------------------------------------------------

Statement of Assets and Liabilities                                                                    December 31, 1996


                                                                                                  Cost            Value
                                                                                               -------------    -------------
ASSETS:                       Investments in securities--See Statement of Investments           $210,069,000    $208,785,786
                              Receivable for investment securities sold........                                   16,998,701
                              Interest receivable..............................                                    3,572,379
                              Prepaid expenses and other assets................                                        6,420
                                                                                                                -------------
                                                                                                                 229,363,286
                                                                                                                -------------


LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                       74,131
                              Cash overdraft due to Custodian..................                                   16,269,375
                              Payable for investment securities purchased......                                   20,478,125
                              Payable for shares of Beneficial Interest redeemed                                     192,629
                              Accrued expenses.................................                                       52,677
                                                                                                                -------------
                                                                                                                  37,066,937
                                                                                                                -------------


NET ASSETS.....................................................................                                  $192,296,349
                                                                                                                 =============


REPRESENTED BY:               Paid-in capital..................................                                  $211,329,742
                              Accumulated net realized gain (loss) on investments                                 (17,750,179)
                              Accumulated net unrealized appreciation (depreciation)
                                on investments--Note 4..........................                                   (1,283,214)
                                                                                                                 -------------


NET ASSETS.....................................................................                                  $192,296,349
                                                                                                                 =============

SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest authorized).                                    15,156,839


NET ASSET VALUE, offering and redemption price per share.......................                                        $12.69
                                                                                                                       ======

                       See notes to financial statements.

Dreyfus 100% U.S. Treasury Intermediate Term Fund
-------------------------------------------------------------------------------

Statement of Operations                                                                           Year Ended December 31, 1996




INVESTMENT INCOME

INCOME                        Interest Income.................................                                  $14,254,946


EXPENSES:                     Management fee--Note 3(a).........................         $ 1,185,588
                              Shareholder servicing costs--Note 3(b)............             523,001
                              Professional fees................................               44,726
                              Trustees' fees and expenses--Note 3(c)...........               33,058
                              Registration fees................................               20,585
                              Custodian fees--Note 3(b).........................              19,467
                              Prospectus and shareholders' reports.............               16,505
                              Miscellaneous....................................                4,119
                                                                                         ------------
                                   Total Expenses..............................            1,847,049
                              Less--reduction in management fee due to
                                undertaking--Note 3(a)..........................            (266,266)
                                                                                          ------------
                                   Net Expenses................................                                   1,580,783
                                                                                                               -------------



INVESTMENT INCOME--NET..........................................................                                 12,674,163




REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                              Net realized gain (loss) on investments.............       $(3,220,201)
                              Net unrealized appreciation (depreciation) on investments   (3,682,345)
                                                                                          ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS........................                                   (6,902,546)
                                                                                                                -------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........................                                 $  5,771,617
                                                                                                               =============

                                  See notes to financial statements.

Dreyfus 100% U.S. Treasury Intermediate Term Fund
-------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                             Year Ended              Year Ended
                                                                          December 31, 1996       December 31, 1995
                                                                        --------------------     --------------------
OPERATIONS:
  Investment income--net...............................................      $ 12,674,163             $ 12,966,407
  Net realized gain (loss) on investments..............................        (3,220,201)               8,404,823
  Net unrealized appreciation (depreciation) on investments............        (3,682,345)               5,541,860
                                                                           ---------------         ----------------

      Net Increase (Decrease) in Net Assets Resulting from Operations..         5,771,617               26,913,090
                                                                           ---------------         ----------------

DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net................................................      (12,743,881)             (12,933,721)
                                                                            ---------------        ----------------

BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold........................................        52,985,573               47,025,259
  Dividends reinvested.................................................         8,428,334                8,800,668
  Cost of shares redeemed..............................................       (59,115,390)             (58,096,444)
                                                                            ---------------        ----------------

      Increase (Decrease) in Net Assets from Beneficial Interest Transactions   2,298,517               (2,270,517)
                                                                            ---------------       ----------------

        Total Increase (Decrease) in Net Assets........................        (4,673,747)              11,708,852

NET ASSETS:
  Beginning of Period..................................................       196,970,096              185,261,244
                                                                            ---------------        ----------------
  End of Period........................................................      $192,296,349             $196,970,096
                                                                            ===============        ================

  Undistributed investment income--net....................................          --                    $ 69,718
                                                                            ---------------        ----------------

                                                                                Shares                  Shares
                                                                            ---------------        ----------------
CAPITAL SHARE TRANSACTIONS:
  Shares sold..........................................................         4,149,186                3,690,380
  Shares issued for dividends reinvested...............................           663,235                  689,567
  Shares redeemed......................................................        (4,654,680)              (4,614,513)
                                                                             ---------------       ----------------

      Net Increase (Decrease) in Shares Outstanding....................           157,741                 (234,566)
                                                                              ===============       ================



                       See notes to financial statements.

Dreyfus 100% U.S. Treasury Intermediate Term Fund
-------------------------------------------------------------------------------
Financial Highlights

   Reference is made to page 5 of the Fund's Prospectus dated May 1, 1997.

Dreyfus 100% U.S. Treasury Intermediate Term Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:
   Dreyfus 100% U.S. Treasury Intermediate Term Fund (the "Fund') is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.
   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
   (a) Portfolio valuation: The Fund's investments are valued at the mean between quoted bid and asked prices.
   (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
   (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income--net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
   (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
   The Fund has an unused capital loss carryover of approximately $17,527,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1996. If not applied, $14,530,000 of the carryover expires in fiscal 2002 and $2,997,000 of the carryover expires in fiscal 2004.

NOTE 2--Bank Line of Credit:
   The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended December 31, 1996, the Fund did not borrow under the line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:
   (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager has undertaken from January 1, 1996 through December 31, 1997 to reduce the management fee paid by, or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate expenses (exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses) exceed an annual rate of .80 of 1% of the value of the Fund's average daily

Dreyfus 100% U.S. Treasury Intermediate Term Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

net assets. The reduction in management fee, pursuant to the undertaking, amounted to $266,266 during the period ended December 31, 1996.
   The undertaking may be extended, modified or terminated by the Manager, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.
   (b) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 1996, the Fund was charged an aggregate of $358,319 pursuant to the Shareholder Services Plan.
   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $114,283 during the period ended December 31, 1996.
   Effective May 10, 1996, the Fund entered into a custody agreement with Mellon to provide custodial services for the Fund. During the period ended December 31, 1996, $10,903 was charged by Mellon pursuant to the custody agreement.
   (c) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Trustee Emeritus receives 50% of such compensation.

NOTE 4--Securities Transactions:
   The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 1996, amounted to $1,325,900,197 and $1,286,358,168, respectively.
   At December 31, 1996, accumulated net unrealized depreciation on investments was $1,283,214, consisting of $204,874 gross unrealized appreciation and $1,488,088 gross unrealized depreciation.
   At December 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus 100% U.S. Treasury Intermediate Term Fund
-------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors

Shareholders and Board of Trustees
Dreyfus 100% U.S. Treasury Intermediate Term Fund

       We have audited the accompanying statement of assets and liabilities of Dreyfus 100% U.S. Treasury Intermediate Term Fund, including the statement of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of December 31, 1996 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus 100% U.S. Treasury Intermediate Term Fund at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                                  Ernst & Young

New York, New York
January 29, 1997


DREYFUS 100% U.S. TREASURY LONG TERM FUND
STATEMENT OF INVESTMENTS                                                                                DECEMBER 31, 1996
                                                                                                    Principal
Bonds and Notes-106.2%                                                                               Amount          Value
                                                                                                   __________     __________
U.S. Treasury Bonds-75.5%
    13 3/4%, 8/15/2004......................................................                     $  15,700,000   $ 22,600,641
    6 1/2%, 10/15/2006......................................................                         6,000,000      6,033,750
    12 3/4%, 11/15/2010.....................................................                         6,500,000      9,202,579
    12%, 8/15/2013..........................................................                        11,700,000     16,740,141
    13 1/4%, 5/15/2014......................................................                         6,500,000     10,085,156
    12 1/2%, 8/15/2014......................................................                         7,300,000     10,912,360
    8 3/4%, 5/15/2017.......................................................                         6,500,000      7,933,047
    7 7/8%, 2/15/2021.......................................................                         5,000,000      5,653,125
    6 1/4%, 8/15/2023.......................................................                         3,000,000      2,812,969
    6 1/2%, 11/15/2026......................................................                         10,500,000    10,306,406
                                                                                                                  ____________
                                                                                                                   102,280,174
                                                                                                                  ____________
U.S. Treasury Notes-28.0%
    6 3/4%, 5/31/1999.......................................................                         4,700,000      4,781,516
    6 3/8%, 9/30/2001.......................................................                         8,100,000      8,150,625
    6 1/8%, 12/31/2001......................................................                        25,000,000     24,910,158
                                                                                                                  ____________
                                                                                                                    37,842,299
                                                                                                                  ____________
U.S. Treasury Coupon Strips-2.7%
    Zero Coupon, 2/15/2012..................................................                        10,000,000      3,657,144
                                                                                                                  ____________
TOTAL BONDS AND NOTES
    (cost $144,571,858).....................................................                                      $143,779,617
                                                                                                                 =============
Short-Term Investments-.2%
U.S. Treasury Bills;
    4.76%, 2/6/1997
    (cost $213,977).........................................................                   $       215,000    $   213,940
                                                                                                                 =============
TOTAL INVESTMENTS
    (cost $144,785,835).....................................................                            106.4%   $143,993,557
                                                                                                        ======   =============
LIABILITIES, LESS CASH AND RECEIVABLES......................................                            (6.4%)    $ (8,625,352)
                                                                                                        ======   =============
NET ASSETS..................................................................                            100.0%   $135,368,205
                                                                                                        ======   =============








SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS 100% U.S. TREASURY LONG TERM FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                       DECEMBER 31, 1996
                                                                                                      Cost           Value
                                                                                                 _____________   _____________
ASSETS:                          Investments in securities-See Statement of Investments           $144,785,835   $143,993,557
                                 Interest receivable........................                                        2,575,251
                                 Receivable for shares of Beneficial Interest subscribed                                2,979
                                 Prepaid expenses and other assets..........                                           25,510
                                                                                                                  ____________
                                                                                                                  146,597,297
                                                                                                                  ____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                         56,765
                                 Payable for investment securities purchased                                         9,937,491
                                 Payable for shares of Beneficial Interest redeemed                                  1,166,796
                                 Accrued expenses and other liabilities.....                                            68,040
                                                                                                                  ____________
                                                                                                                    11,229,092
                                                                                                                  ____________
NET ASSETS..................................................................                                     $135,368,205
                                                                                                                ==============
REPRESENTED BY:                  Paid-in capital............................                                     $151,998,720
                                 Accumulated net realized gain (loss) on investments                              (15,838,237)
                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments-Note 4...................                                         (792,278)
                                                                                                                 ____________
NET ASSETS..................................................................                                      $135,368,205
                                                                                                                ==============
SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest authorized)                                      9,262,963
NET ASSET VALUE, offering and redemption price per share....................                                           $14.61
                                                                                                                     =========











SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS 100% U.S. TREASURY LONG TERM FUND
STATEMENT OF OPERATIONS                                                                           YEAR ENDED DECEMBER 31, 1996
INVESTMENT INCOME
INCOME                           Interest Income............................                                       $10,276,552
EXPENSES:                        Management fee-Note 3(a)...................                 $     817,303
                                 Shareholder servicing costs-Note 3(b)......                       390,588
                                 Professional fees..........................                        40,696
                                 Registration fees..........................                        35,284
                                 Trustees' fees and expenses-Note 3(c)......                        32,480
                                 Custodian fees-Note 3(b)...................                        15,188
                                 Prospectus and shareholders' reports.......                         8,790
                                 Miscellaneous..............................                         3,948
                                                                                                __________
                                       Total Expenses.......................                     1,344,277
                                 Less-reduction in management fee due to
                                     undertaking-Note 3(a)..................                      (254,540)
                                                                                                __________
                                       Net Expenses.........................                                         1,089,737
                                                                                                                  ____________
INVESTMENT INCOME-NET.......................................................                                         9,186,815
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments....                  $ (4,046,518)
                                 Net unrealized appreciation (depreciation)
                                    on investments                                               (4,328,970)
                                                                                                __________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                       (8,375,488)
                                                                                                                  ____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                        $ 811,327
                                                                                                                  ============











SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS 100% U.S. TREASURY LONG TERM FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                  Year Ended                    Year Ended
                                                                              December 31, 1996             December 31, 1995
                                                                              _____________________         ___________________
OPERATIONS:
  Investment income-net..........................................                 $   9,186,815                $   8,944,681
  Net realized gain (loss) on investments........................                    (4,046,518)                  13,759,643
  Net unrealized appreciation (depreciation) on investments......                    (4,328,970)                   6,993,468
                                                                               _________________            ________________
    Net Increase (Decrease) in Net Assets Resulting from Operations                     811,327                   29,697,792
                                                                               _________________            ________________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net..........................................                    (9,238,211)                  (8,919,973)
                                                                               _________________            ________________
BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold..................................                    44,268,429                   49,291,316
  Dividends reinvested...........................................                     5,804,264                    5,584,615
  Cost of shares redeemed........................................                   (52,722,888)                 (52,611,558)
                                                                               _________________            ________________
    Increase (Decrease) in Net Assets from Beneficial Interest Transactions          (2,650,195)                   2,264,373
                                                                               _________________            ________________
      Total Increase (Decrease) in Net Assets....................                   (11,077,079)                   23,042,192
NET ASSETS:
  Beginning of Period............................................                   146,445,284                  123,403,092
                                                                               _________________            ________________
  End of Period..................................................                  $135,368,205                 $146,445,284
                                                                               =================            ================
Undistributed investment income-net..............................                     __                          $   51,396
                                                                               _________________            ________________

                                                                                    Shares                        Shares
                                                                               _________________            ________________
CAPITAL SHARE TRANSACTIONS:
  Shares sold....................................................                     3,020,450                    3,428,990
  Shares issued for dividends reinvested.........................                       398,509                      386,344
  Shares redeemed................................................                    (3,600,328)                  (3,677,742)
                                                                               _________________            ________________
    Net Increase (Decrease) in Shares Outstanding................                      (181,369)                    137,592
                                                                               =================            ================






SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS 100% U.S. TREASURY LONG TERM FUND
FINANCIAL HIGHLIGHTS
    Reference is made to page 5 of the Fund's Prospectus dated May 1, 1997.

DREYFUS 100% U.S. TREASURY LONG TERM FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus 100% U.S. Treasury Long Term Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: The Fund's investments are valued at the mean between the quoted bid and asked prices.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $15,838,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1996. If not applied, $11,792,000 of the carryover expires in fiscal 2002 and $4,046,000 expires in fiscal 2004.
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended December 31, 1996, the Fund did not borrow under the line of credit.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager has undertaken from January 1, 1996 through December 31, 1997 to reduce the management fee paid by, or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses) exceed an annual rate of .80 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $254,540 during the period ended December 31, 1996.

DREYFUS 100% U.S. TREASURY LONG TERM FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    The undertaking may be extended, modified or terminated by the Manager, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.
    (b) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 1996, the Fund was charged an aggregate of $269,383 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $86,287 during the period ended December 31, 1996.
    Effective May 10, 1996 , the Fund entered into a custody agreement with Mellon to provide custodial services for the Fund. During the period ended December 31, 1996, $8,860 was charged by Mellon pursuant to the custody agreement.
    (c) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Trustee Emeritus receives 50% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 1996, amounted to $1,001,286,870 and $987,725,046, respectively.
    At December 31, 1996, accumulated net unrealized depreciation on investments was $792,278, consisting of $305,141 gross unrealized appreciation and $1,097,419 gross unrealized depreciation.
    At December 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS 100% U.S. TREASURY LONG TERM FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Shareholders and Board of Trustees
Dreyfus 100% U.S. Treasury Long Term Fund
    We have audited the accompanying statement of assets and liabilities of Dreyfus 100% U.S. Treasury Long Term Fund, including the statement of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of December 31, 1996 and confirmation of securities not held by the custodian by correspondence with the others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus 100% U.S. Treasury Long Term Fund at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                          [Ernst & Young LLP signature logo]

New York, New York
January 29, 1997



                 DREYFUS 100% U.S. TREASURY SHORT TERM FUND


                         PART C. OTHER INFORMATION
                           _________________________


Item 24.  Financial Statements and Exhibits. - List
_______    _________________________________________

     (a)  Financial Statements:

               Included in Part A of the Registration Statement


               Condensed Financial Information for the period from September 10, 1987 (commencement of operations) to December 31, 1987 and for each of the nine years in the period ended December 31, 1996.



               Included in Part B of the Registration Statement:



                    Statement of Investments-- December 31, 1996

                    Statement of Assets and Liabilities--December 31, 1996

                    Statement of Operations--year ended December 31, 1996

                    Statement of Changes in Net Assets--for each of the years ended December 31, 1995 and 1996

                    Notes to Financial Statements

                    Report of Ernst & Young LLP, Independent Auditors, dated January 29, 1997








All schedules and other financial statement information, for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission, are either omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes thereto which are included in Part B of the Registration Statement.


Item 24.  Financial Statements and Exhibits. - List (continued)
_______   _____________________________________________________



 (b)      Exhibits:

     (1) Registrant's Agreement and Declaration of Trust is incorporated by reference to Exhibit (1) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on October 19, 1993.

     (2) Registrant's By-Laws, as amended, are incorporated by reference to Exhibit (2) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on October 19, 1993.

     (5) Management Agreement is incorporated by reference to Exhibit (5) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on February 28, 1995.

     (6) Distribution Agreement is incorporated by reference to Exhibit (6) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on February 28, 1995.

     (8) Custody Agreement is incorporated by reference to Exhibit (8) of Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A, filed on April 17, 1996.

     (9)  Shareholder Services Plan is incorporated by reference to Exhibit
          (9) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on February 28, 1995.

     (10) Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on April 14, 1994.

     (11) Consent of Independent Auditors.

     (16) Schedules of Computation of Performance Data is incorporated by reference to Exhibit (16) of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on December 30, 1993.

     (17) Financial Data Schedule.



Item 24.  Financial Statements and Exhibits. - List (continued)
_______   _____________________________________________________

          Other Exhibits
          ______________


              (a)  Powers of Attorney of the Trustees and officers.



               (b) Certificates of Secretary is incorporated by reference to Other Exhibit (b) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on February 28, 1995.

Item 25.  Persons Controlled by or under Common Control with Registrant.
_______   ______________________________________________________________

          Not Applicable

Item 26.  Number of Holders of Securities.
_______   ________________________________


            (1)                                   (2)

                                                   Number of Record
          Title of Class                    Holders as of April 1, 1997
          ______________                    _____________________________

          Beneficial Interest
          (Par value $.001)                       5,654


Item 27.    Indemnification
_______     _______________

            Reference is made to Article EIGHT of the Registrant's Agreement and Declaration of Trust previously filed as Exhibit 1 to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A on October 19, 1993. The application of these provisions is limited by Article 10 of the Registrant's By-Laws previously filed as Exhibit 2 to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A on October 19, 1993 and by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission: Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable.

Item 27.    Indemnification (continued)
_______     _______________

            In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer of controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

              Reference is made to the Distribution Agreement filed as
            Exhibit (6) of Post-Effective Amendment No. 13 to the
            Registration Statement on Form N-1A, filed on February 28, 1995.



Item 28.       Business and Other Connections of Investment Adviser.
_______     ____________________________________________________

                 The Dreyfus Corporation ("Dreyfus") and subsidiary
            companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser and manager for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, is a registered broker-dealer. Dreyfus Management, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.


Item 28.  Business and Other Connections of Investment Adviser (continued)
________  ________________________________________________________________

          Officers and Directors of Investment Adviser
          ____________________________________________


Name and Position
with Dreyfus                Other Businesses
_________________           ________________

MANDELL L. BERMAN           Real estate consultant and private investor
Director                         29100 Northwestern Highway, Suite 370
                                 Southfield, Michigan 48034;
                            Past Chairman of the Board of Trustees:
                                 Skillman Foundation;
                            Member of The Board of Vintners Intl.

BURTON C. BORGELT           Chairman Emeritus of the Board and
Director                    Past Chairman, Chief Executive Officer and
                            Director:
                                 Dentsply International, Inc.
                                 570 West College Avenue
                                 York, Pennsylvania 17405;
                            Director:
                                 DeVlieg-Bullard, Inc.
                                 1 Gorham Island
                                 Westport, Connecticut 06880
                                 Mellon Bank Corporation***;
                                 Mellon Bank, N.A.***

FRANK V. CAHOUET            Chairman of the Board, President and
Director                    Chief Executive Officer:
                                 Mellon Bank Corporation***;
                                 Mellon Bank, N.A.***;
                            Director:
                                 Avery Dennison Corporation
                                 150 North Orange Grove Boulevard
                                 Pasadena, California 91103;
                                 Saint-Gobain Corporation
                                 750 East Swedesford Road
                                 Valley Forge, Pennsylvania 19482;
                                 Teledyne, Inc.
                                 1901 Avenue of the Stars
                                 Los Angeles, California 90067

W. KEITH SMITH              Chairman and Chief Executive Officer:
Chairman of the Board            The Boston Company****;
                            Vice Chairman of the Board:
                                 Mellon Bank Corporation***;
                                 Mellon Bank, N.A.***;
                            Director:
                                 Dentsply International, Inc.
                                 570 West College Avenue
                                 York, Pennsylvania 17405

CHRISTOPHER M. CONDRON      Vice Chairman:
President, Chief                 Mellon Bank Corporation***;
Executive Officer,               The Boston Company****;
Chief Operating             Deputy Director:
Officer and a                    Mellon Trust***;
Director                    Chief Executive Officer:
                                 The Boston Company Asset Management,
                                 Inc.****;
                            President:
                                 Boston Safe Deposit and Trust Company****

STEPHEN E. CANTER           Director:
Vice Chairman and                The Dreyfus Trust Company++;
Chief Investment Officer,   Formerly, Chairman and Chief Executive Officer:
and a Director                   Kleinwort Benson Investment Management
                                      Americas Inc.*

LAWRENCE S. KASH            Chairman, President and Chief
Vice Chairman-Distribution  Executive Officer:
and a Director                   The Boston Company Advisors, Inc.
                                 53 State Street
                                 Exchange Place
                                 Boston, Massachusetts 02109;
                            Executive Vice President and Director:
                                 Dreyfus Service Organization, Inc.**;


                            Director:
                                 Dreyfus America Fund+++;
                                 The Dreyfus Consumer Credit Corporation*;
                                 The Dreyfus Trust Company++;
                                 Dreyfus Service Corporation*;
                                 World Balanced Fund++++;


                            President:
                                 The Boston Company****;
                                 Laurel Capital Advisors***;
                                 Boston Group Holdings, Inc.;
                            Executive Vice President:
                                 Mellon Bank, N.A.***;
                                 Boston Safe Deposit and Trust
                                 Company****

WILLIAM T. SANDALLS, JR.    Director:
Senior Vice President and   Dreyfus Partnership Management, Inc.*;
Chief Financial Officer     Seven Six Seven Agency, Inc.*;
                            President and Director:
                                 Lion Management, Inc.*;
                            Executive Vice President and Director:
                                 Dreyfus Service Organization, Inc.*;
                            Vice President, Chief Financial Officer and
                            Director:
                                 Dreyfus Acquisition Corporation*;
                                 Dreyfus America Fund+++;
                                 World Balanced Fund++++;
                            Vice President and Director:
                                 The Dreyfus Consumer Credit Corporation*;
                                 The Truepenny Corporation*;
                            Treasurer, Financial Officer and Director:
                                 The Dreyfus Trust Company++;
                            Treasurer and Director:
                                 Dreyfus Management, Inc.*;
                                 Dreyfus Personal Management, Inc.*;
                                 Dreyfus Service Corporation*;
                                 Major Trading Corporation*;
                            Formerly, President and Director:
                                 Sandalls & Co., Inc.



MARK N. JACOBS              Vice President, Secretary and Director:
Vice President,                  Lion Management, Inc.*;
General Counsel             Secretary:
and Secretary                    The Dreyfus Consumer Credit Corporation*;
                                 Dreyfus Management, Inc.*;
                            Assistant Secretary:
                                 Dreyfus Service Organization, Inc.**;
                                 Major Trading Corporation*;
                                 The Truepenny Corporation*

PATRICE M. KOZLOWSKI        None
Vice President-
Corporate Communications

MARY BETH LEIBIG            None
Vice President-
Human Resources

JEFFREY N. NACHMAN          President and Director:
Vice President-Mutual Fund       Dreyfus Transfer, Inc.
Accounting                       One American Express Plaza
                                 Providence, Rhode Island 02903

ANDREW S. WASSER            Vice President:
Vice President-Information       Mellon Bank Corporation***
Services

ELVIRA OSLAPAS              Assistant Secretary:
Assistant Secretary              Dreyfus Service Corporation*;
                                 Dreyfus Management, Inc.*;
                                 Dreyfus Acquisition Corporation, Inc.*;
                                 The Truepenny Corporation+







______________________________________

* The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
** The address of the business so indicated is 131 Second Street, Lewes, Delaware 19958.
*** The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
**** The address of the business so indicated is One Boston Place, Boston, Massachusetts 02108.
+ The address of the business so indicated is Atrium Building, 80 Route 4 East, Paramus, New Jersey 07652.
++ The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.


+++ The address of the business so indicated is 69, Route 'd'Esch, L-1470 Luxembourg.
++++ The address of the business so indicated is 69, Route 'd'Esch, L-2953 Luxembourg.



Item 29.  Principal Underwriters
________  ______________________

     (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

           1)  Comstock Partners Funds, Inc.
           2)  Dreyfus A Bonds Plus, Inc.
           3)  Dreyfus Appreciation Fund, Inc.
           4)  Dreyfus Asset Allocation Fund, Inc.
           5)  Dreyfus Balanced Fund, Inc.
           6)  Dreyfus BASIC GNMA Fund
           7)  Dreyfus BASIC Money Market Fund, Inc.
           8)  Dreyfus BASIC Municipal Fund, Inc.
           9)  Dreyfus BASIC U.S. Government Money Market Fund
          10)  Dreyfus California Intermediate Municipal Bond Fund
          11)  Dreyfus California Tax Exempt Bond Fund, Inc.
          12)  Dreyfus California Tax Exempt Money Market Fund
          13)  Dreyfus Cash Management
          14)  Dreyfus Cash Management Plus, Inc.
          15)  Dreyfus Connecticut Intermediate Municipal Bond Fund
          16)  Dreyfus Connecticut Municipal Money Market Fund, Inc.
          17)  Dreyfus Florida Intermediate Municipal Bond Fund
          18)  Dreyfus Florida Municipal Money Market Fund
          19)  The Dreyfus Fund Incorporated
          20)  Dreyfus Global Bond Fund, Inc.
          21)  Dreyfus Global Growth Fund
          22)  Dreyfus GNMA Fund, Inc.
          23)  Dreyfus Government Cash Management
          24)  Dreyfus Growth and Income Fund, Inc.
          25)  Dreyfus Growth and Value Funds, Inc.
          26)  Dreyfus Growth Opportunity Fund, Inc.
          27)  Dreyfus Income Funds
          28)  Dreyfus Institutional Money Market Fund
          29)  Dreyfus Institutional Short Term Treasury Fund
          30)  Dreyfus Insured Municipal Bond Fund, Inc.
          31)  Dreyfus Intermediate Municipal Bond Fund, Inc.
          32)  Dreyfus International Funds, Inc.
          33)  Dreyfus Investment Grade Bond Funds, Inc.
          34)  The Dreyfus/Laurel Funds, Inc.
          35)  The Dreyfus/Laurel Funds Trust
          36)  The Dreyfus/Laurel Tax-Free Municipal Funds
          37)  Dreyfus LifeTime Portfolios, Inc.
          38)  Dreyfus Liquid Assets, Inc.
          39)  Dreyfus Massachusetts Intermediate Municipal Bond Fund
          40)  Dreyfus Massachusetts Municipal Money Market Fund
          41)  Dreyfus Massachusetts Tax Exempt Bond Fund
          42)  Dreyfus MidCap Index Fund
          43)  Dreyfus Money Market Instruments, Inc.
          44)  Dreyfus Municipal Bond Fund, Inc.
          45)  Dreyfus Municipal Cash Management Plus
          46)  Dreyfus Municipal Money Market Fund, Inc.
          47)  Dreyfus New Jersey Intermediate Municipal Bond Fund
          48)  Dreyfus New Jersey Municipal Bond Fund, Inc.
          49)  Dreyfus New Jersey Municipal Money Market Fund, Inc.
          50)  Dreyfus New Leaders Fund, Inc.
          51)  Dreyfus New York Insured Tax Exempt Bond Fund
          52)  Dreyfus New York Municipal Cash Management
          53)  Dreyfus New York Tax Exempt Bond Fund, Inc.
          54)  Dreyfus New York Tax Exempt Intermediate Bond Fund
          55)  Dreyfus New York Tax Exempt Money Market Fund
          56)  Dreyfus 100% U.S. Treasury Intermediate Term Fund
          57)  Dreyfus 100% U.S. Treasury Long Term Fund
          58)  Dreyfus 100% U.S. Treasury Money Market Fund
          59)  Dreyfus 100% U.S. Treasury Short Term Fund
          60)  Dreyfus Pennsylvania Intermediate Municipal Bond Fund
          61)  Dreyfus Pennsylvania Municipal Money Market Fund


          62)  Dreyfus Premier California Municipal Bond Fund
          63)  Dreyfus Premier Equity Funds, Inc.
          64)  Dreyfus Premier Global Investing, Inc.
          65)  Dreyfus Premier GNMA Fund
          66)  Dreyfus Premier Growth Fund, Inc.
          67)  Dreyfus Premier Insured Municipal Bond Fund
          68)  Dreyfus Premier Municipal Bond Fund
          69)  Dreyfus Premier New York Municipal Bond Fund
          70)  Dreyfus Premier State Municipal Bond Fund
          71)  Dreyfus Premier Value Fund


          72)  Dreyfus S&P 500 Index Fund
          73)  Dreyfus Short-Intermediate Government Fund
          74)  Dreyfus Short-Intermediate Municipal Bond Fund
          75)  The Dreyfus Socially Responsible Growth Fund, Inc.
          76)  Dreyfus Stock Index Fund, Inc.
          77)  Dreyfus Tax Exempt Cash Management
          78)  The Dreyfus Third Century Fund, Inc.
          79)  Dreyfus Treasury Cash Management
          80)  Dreyfus Treasury Prime Cash Management
          81)  Dreyfus Variable Investment Fund
          82)  Dreyfus Worldwide Dollar Money Market Fund, Inc.
          83)  General California Municipal Bond Fund, Inc.
          84)  General California Municipal Money Market Fund
          85)  General Government Securities Money Market Fund, Inc.
          86)  General Money Market Fund, Inc.
          87)  General Municipal Bond Fund, Inc.
          88)  General Municipal Money Market Fund, Inc.
          89)  General New York Municipal Bond Fund, Inc.
          90)  General New York Municipal Money Market Fund


(b)
                                                              Positions and
Name and principal    Positions and offices with              offices with
business address      the Distributor                         Registrant
__________________    ___________________________             _____________

Marie E. Connolly+    Director, President, Chief              President and
                      Executive Officer and Compliance        Treasurer
                      Officer

Joseph F. Tower, III+ Senior Vice President, Treasurer        Vice President
                      and Chief Financial Officer             and Assistant
                                                              Treasurer

John E. Pelletier+    Senior Vice President, General          Vice President
                      Counsel, Secretary and Clerk            and Secretary

Roy M. Moura+         First Vice President                    None

Dale F. Lampe+        Vice President                          None

Mary A. Nelson+       Vice President                          Vice President
                                                              and Assistant
                                                              Treasurer

Paul Prescott+        Vice President                           None

Elizabeth A. Keeley++ Assistant Vice President                 Vice
                                                               President and
                                                               Assistant
                                                               Secretary

Jean M. O'Leary+      Assistant Secretary and                  None
                      Assistant Clerk

John W. Gomez+        Director                                 None

William J. Nutt+      Director                                 None




________________________________
 +  Principal business address is One Exchange Place, Boston, Massachusetts
    02109.
++  Principal business address is 200 Park Avenue, New York, New York 10166.

Item 30.   Location of Accounts and Records
           ________________________________

           1. First Data Investor Services Group, Inc., a subsidiary of First Data Corporation
               P.O. Box 9671
               Providence, Rhode Island 02940-9671

           2.  Mellon Bank, N.A.
               One Mellon Bank Center
               Pittsburgh, Pennsylvania 15258

           3.  Dreyfus Transfer, Inc.
               P.O. Box 9671
               Providence, Rhode Island 02940-9671

           4.  The Dreyfus Corporation
               200 Park Avenue
               New York, New York 10166

Item 31.   Management Services
_______    ___________________

           Not Applicable

Item 32.   Undertakings
________   ____________

  (1) To call a meeting of shareholders for the purpose of voting upon the question of removal of a Board member or Board members when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

  (2) To furnish each person to whom a prospectus is delivered with a copy of the Fund's latest Annual Report to Shareholders, upon request and without charge.


                                 SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 11th day of April, 1997.





                    DREYFUS 100% U.S. TREASURY SHORT TERM FUND

               BY:  /s/  Marie E. Connolly*
                    _____________________________________
                    MARIE E. CONNOLLY, PRESIDENT AND TREASURER


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


         Signatures                        Title                      Date
_______________________    ______________________________         ___________



/s/  Marie E. Connolly*        President and Treasurer             4/11/97
______________________________ (Principal Executive, Financial
     Marie E. Connolly         and Accounting Officer)



/s/  Joseph S. DiMartino*      Chairman of the Board               4/11/97
______________________________ of Trustees
     Joseph S. DiMartino


/s/  Gordon J. Davis*          Trustee                             4/11/97
______________________________
     Gordon J. Davis


/s/  David P. Feldman*         Trustee                             4/11/97
______________________________
     David P. Feldman


/s/  Lynn Martin*               Trustee                            4/11/97
______________________________
     Lynn Martin


/s/  Daniel Rose*               Trustee                            4/11/97
______________________________
     Daniel Rose


/s/  Philip L. Toia*           Trustee                             4/11/97
______________________________
     Philip L. Toia


/s/  Sander Vanocur*           Trustee                             4/11/97
______________________________
     Sander Vanocur


/s/  Anne Wexler*              Trustee                             4/11/97
______________________________
     Anne Wexler


/s/  Rex Wilder*               Trustee                             4/11/97
______________________________
     Rex Wilder



*BY: /s/  Elizabeth A. Keeley
     __________________________
     Elizabeth A. Keeley,
     Attorney-in-Fact






           DREYFUS 100% U.S. TREASURY SHORT TERM FUND

             Post-Effective Amendment No. 17 to the

           Registration Statement on Form N-1A under

                 the Securities Act of 1933 and

               the Investment Company Act of 1940

                          ____________

                            EXHIBITS

                          ____________

                       INDEX TO EXHIBITS


(11)      Consent of Independent Auditors

(17)      Financial Data Schedule



          Other Exhibits

          (a)  Powers of Attorney